UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust
(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

Zachary P. Richmond Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2018

Item 1. Reports to Stockholders.

HEDEKER STRATEGIC APPRECIATION FUND
Institutional Shares – SAFFX

Annual Report
August 31, 2018

Hedeker Wealth LLC
One Overlook Point, Suite 610
Lincolnshire, Illinois 60069
(800) 657-4450

Letter to Shareholders	August 31, 2018

A Rolling Loan Gathers No Loss

A Year in Review

For fiscal year 2018, the Hedeker Strategic Appreciation Fund (the “Fund”) was up 5.94%, outperforming the Bloomberg Barclays Intermediate Government/Credit Index benchmark by 6.95%, net of fees1. It was a strong year with the S&P 500® Index up 20% and the Russell 2000® Index up an impressive 25%. The Federal Reserve raised interest rates 3 times, bringing the Fed Funds rate to 2.00-2.25% - while longer dated Treasuries lagged causing the 2yr / 10yr U.S. Treasury yield spread to bear flatten 23 basis points. Bond markets, as benchmarked by the Bloomberg Barclays U.S. Aggregate Bond Index, generated a loss of 1.05%.

We expect that rising interest rates coupled with tight credit spreads will cause headwinds for domestic bond markets. Decreased regulation, lower tax rates, strong balance sheets and measured monetary normalization are tailwinds we believe will support US equity market valuations into 2019. Substantial free cash flow earmarked for buybacks and dividends should add additional support.

Equity

Markets have been placated – June through September 2018, the S&P 500 Index did not see a single day close up or down by more than 1%. We have to look back to 1963 for the only other time in the history of the index this has occurred in a 3rd Quarter. Long periods of low volatility and high absolute return tends to mask risk. We have designed the portfolio to appreciate higher in a risk-on market while providing bond downside protection in a risk-off market. We relentlessly seek investments to improve the asymmetrical return profile of the portfolio. Throughout the year we have increased our equity exposure from 30% to 50% reflecting our positive view, in the short term, of risk-on in the U.S. equity market. However, we are mindful of the distortion of asset prices vs intrinsic value due to unprecedented central bank policies and the late stage investment cycle.

Rolling Loans

As global monetary policy moves back towards equilibrium, excess capital will be withdrawn, resulting in normalizing yields, increasing volatility and adjusting valuations to intrinsic value. This year the high yield debt market has generally produced strong performance, but we are cautious – the difference between the haves and have nots will grow as market participants become more selective in deal terms effectively removing periphery companies access to capital markets. While inflation has been modest, we have seen a pick-up in real yields which correlates strongly with late cycle spread widening and de-risking across asset classes.

We have reduced exposure to credit in our portfolio by decreasing exposure to names with the weakest capital levels and have also selectively increased exposure to names with strong equity upside catalysts.

Conclusion

We continue to find compelling and actionable asymmetrical investment ideas. While muted volatility has persisted for most of the year – several short, violent moves have provided excellent opportunities for our style of active management.

We expect 2019 to provide similar bouts of dislocation and we remain poised to capture fluctuations.

Sincerely,

Michael A. McClain, CFA
Portfolio Manager

[1]	The Fund’s fiscal year is 9/1/2017 - 8/31/2018.

1

Investors should carefully consider the investment objectives, risks, and charges and expenses of the fund before investing. The prospectus contains this and other information about the fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 800-657-4450.

Investing involves risk, including loss of principal. There is no guarantee that this, or any, investment strategy will be successful. A majority of the Fund’s assets will be invested in convertible securities that have credit ratings that are below investment grade or not rated. These “junk bonds” are considered speculative investments. Fixed income investments are affected by a number of risks, including fluctuation in interest rates, credit risk, and prepayment risk. In general, as prevailing interest rates rise, fixed income securities prices will fall. Some fixed income securities give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bonds during a time of declining interest rates, the Fund may have to invest the proceeds in an investment offering a lower yield. Convertible securities may be illiquid and difficult to value and may be subject to greater credit risk than other securities. Many of the convertible securities in which the Fund invests will be issued by small or medium sized companies located in foreign and emerging markets. Investments in international markets present special risks including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation and differences in auditing and other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets. Small and mid-cap investing involves greater risk no associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Past performance does not guarantee future performance.

The S&P 500® Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market (measuring bonds with maturities of at least one year), with index components for government and corporate securities, mortgage pass through securities, and asset-backed securities. You cannot invest directly in an index.

The Hedeker Strategic Appreciation Fund is distributed by Ultimus Fund Distributors, LLC.

2

Investment Results (Unaudited)

Average Annual Total Returns(a) as of August 31, 2018

	One Year	Since Inception (12/21/2016)	Expense Ratio(c)
Hedeker Strategic Appreciation Fund
Institutional Shares	5.94%	4.65%	1.57%
Bloomberg Barclays Intermediate Government/Credit Index(b)	-1.01%	1.32%	—

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Hedeker Strategic Appreciation Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 657-4450.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
(b)	The Bloomberg Barclays Intermediate Government/Credit Index (“Index”) is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. The returns of the Index do not reflect the deduction of fees and expenses, whereas the Fund returns are shown net of fees. An individual cannot invest directly in an index.
(c)	Reflects the expense ratio as disclosed in the Fund’s prospectus dated December 29, 2017. Hedeker Wealth LLC (the “Adviser”), the Fund’s adviser, has contractually agreed, until December 31, 2018, to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets. This expense limitation agreement may be terminated by the Board of Trustees at any time. Additional information pertaining to the Fund’s expense ratios as of August 31, 2018, can be found in the financial highlights. The Institutional Shares Expense Ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of the this annual report, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses (“AFFE”).

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 657-4450. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on December 21, 2016 (commencement of operations) and held through August 31, 2018. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 657-4450. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

4

Portfolio Illustration (Unaudited) August 31, 2018

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

Hedeker Strategic Appreciation Fund
Schedule of Investments

August 31, 2018

	Principal Amount	Fair Value
CONVERTIBLE BONDS — 81.90%

Consumer Discretionary — 3.50%
Booking Holdings, Inc., 0.90%, 9/15/2021	$500,000	$583,801
Carriage Services, Inc., 2.75%, 3/15/2021	300,000	339,170
Live Nation Entertainment, Inc., 2.50%, 5/15/2019	500,000	728,192
Vitamin Shoppe, Inc., 2.25%, 12/1/2020	525,000	457,180
		2,108,343
Energy — 9.38%
Golar LNG Ltd., 2.75%, 2/15/2022	1,250,000	1,267,148
Green Plains, Inc., 4.13%, 9/1/2022	1,250,000	1,211,590
Hurricane Energy plc, 7.50%, 7/24/2022	500,000	671,000
Oasis Petroleum, Inc., 2.63%, 9/15/2023	850,000	1,119,521
Tesla Energy Operations, Inc., 1.63%, 11/1/2019	1,000,000	915,894
Weatherford International plc, 5.88%, 7/1/2021	500,000	469,240
		5,654,393
Financials — 12.51%
AmTrust Financial Services, Inc., 2.75%, 12/15/2044	2,600,000	2,522,779
Encore Capital Group, Inc., 3.00%, 7/1/2020	1,000,000	1,034,193
EZCORP, Inc., 2.13%, 6/15/2019	500,000	500,521
GAIN Capital Holdings, Inc., 4.13%, 12/1/2018	500,000	524,404
GSV Capital Corporation, 5.25%, 9/15/2018	808,000	814,060
Hannon Armstrong Sustainable Infrastructure Capital, Inc., 4.13%, 9/1/2022	1,000,000	975,439
Resource Capital Corporation, 8.00%, 1/15/2020	375,000	394,238
Two Harbors Investment Corporation, 6.25%, 1/15/2022	750,000	778,262
		7,543,896
Health Care — 29.26%
Acorda Therapeutics, Inc., 1.75%, 6/15/2021	640,000	625,600
Alder Biopharmaceuticals, Inc., 2.50%, 2/1/2025	1,000,000	1,130,500
Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/2020	1,000,000	1,066,179
AMAG Pharmaceuticals, Inc., 3.25%, 6/1/2022	900,000	1,035,928
ANI Pharmaceuticals, Inc., 3.00%, 12/1/2019	550,000	591,574
BioMarin Pharmaceutical, Inc., 1.50%, 10/15/2020	300,000	366,451
BioMarin Pharmaceutical, Inc., 0.60%, 8/1/2024	1,000,000	1,063,338
Clovis Oncology, Inc., 1.25%, 5/1/2025	1,000,000	851,951
Depomed, Inc., 2.50%, 9/1/2021	1,000,000	815,942
Exact Sciences Corporation, 1.00%, 1/15/2025	1,000,000	1,192,395
Insmed, Inc., 1.75%, 1/15/2025	1,000,000	837,654
Intercept Pharmaceuticals, Inc., 3.25%, 7/1/2023	1,000,000	967,399
Ionis Pharmaceuticals, Inc., 1.00%, 11/15/2021	500,000	506,875
Jazz Investments I Ltd., 1.88%, 8/15/2021	1,200,000	1,290,303
Medicines Company (The), 2.75%, 7/15/2023	1,050,000	1,102,486
Nevro Corporation, 1.75%, 6/1/2021	1,750,000	1,795,121
PDL BioPharma, Inc., 2.75%, 12/1/2021	500,000	472,276

6	See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund
Schedule of Investments (continued)

August 31, 2018

	Principal Amount	Fair Value
CONVERTIBLE BONDS — (continued)

Health Care — (continued)
Radius Health, Inc., 3.00%, 9/1/2024	$750,000	$605,252
Teligent, Inc., 3.75%, 12/15/2019	800,000	765,785
Theravance Biopharma, Inc., 3.25%, 11/1/2023	500,000	554,812
		17,637,821
Industrials — 4.20%
Astaldi SpA, 4.88%, 6/21/2024	500,000	279,755
Dycom Industries, Inc., 0.75%, 9/15/2021	1,000,000	1,110,956
Tutor Perini Corporation, 2.88%, 6/15/2021	1,100,000	1,141,082
		2,531,793
Information Technology — 14.73%
Envestnet, Inc., 1.75%, 12/15/2019	500,000	565,049
Harmonic, Inc., 4.00%, 12/1/2020	750,000	875,625
Integrated Device Technology, Inc., 0.88%, 11/15/2022	1,083,000	1,520,542
InterDigital, Inc., 1.50%, 3/1/2020	1,058,000	1,283,711
j2 Global, Inc., 3.25%, 6/15/2029	850,000	1,107,617
Knowles Corporation, 3.25%, 11/1/2021	900,000	1,074,552
Liberty Interactive LLC, 4.00%, 11/15/2029	1,350,000	936,563
NXP Semiconductors NV, 1.00%, 12/1/2019	500,000	540,500
OSI Systems, Inc., 1.25%, 9/1/2022	1,000,000	979,615
		8,883,774
Materials — 0.84%
Cemex SAB de CV, 3.72%, 3/15/2020	500,000	507,934

Real Estate — 5.88%
Colony NorthStar, Inc., 5.00%, 4/15/2023	1,000,000	946,300
Helical Bar Jersey Ltd., 4.00%, 6/17/2019	400,000	526,049
IH Merger Sub LLC, 3.50%, 1/15/2022	973,000	1,092,390
Redfin Corporation, 1.75%, 7/15/2023	1,000,000	928,766
Spirit Realty Capital, Inc., 2.88%, 5/15/2019	50,000	49,950
		3,543,455
Utilities — 1.70%
Just Energy Group, Inc., 6.50%, 7/29/2019	800,000	778,000
Pattern Energy Group, Inc., 4.00%, 7/15/2020	250,000	249,250
		1,027,250
Total Convertible Bonds (Cost $47,804,047)		49,438,659

See accompanying notes which are an integral part of these financial statements.	7

Hedeker Strategic Appreciation Fund
Schedule of Investments (continued)

August 31, 2018

	Shares		Fair Value
COMMON STOCKS — 0.00%

Financials — 0.00%
KeyCorp	—	(a)	$2
Total Common Stocks (Cost $2)			2

CONVERTIBLE PREFERRED NOTES — 1.20%

Financials — 1.20%
Great Ajax Corporation, 7.25%, 4/30/2024	28,196		721,967
Total Convertible Preferred Notes (Cost $721,478)			721,967

CONVERTIBLE PREFERRED STOCKS — 7.05%

Energy — 0.46%
Chesapeake Energy Corporation, 4.50%	5,000		277,550

Financials — 4.53%
Capitala Finance Corporation, 5.75%	33,203		826,755
NY Community Cap Trust V, 6.00%	23,000		1,148,390
Sutherland Asset Management Corporation, 7.00%	28,537		747,669
			2,722,814
Real Estate — 2.06%
Welltower, Inc., Series I, 6.50%	20,000		1,244,600
Total Convertible Preferred Stocks (Cost $4,113,323)			4,244,964

PREFERRED STOCKS — 1.76%

Real Estate — 1.76%
RLJ Lodging Trust, Series A, 7.80%	40,000		1,064,000
Total Preferred Stocks (Cost $1,032,216)			1,064,000

EXCHANGE-TRADED FUNDS - 1.26%

SPDR S&P Oil & Gas Exploration & Production ETF	18,000		762,120
Total Exchange-Traded Funds (Cost $773,026)			762,120

8	See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund
Schedule of Investments (continued)

August 31, 2018

	Shares	Fair Value
MONEY MARKET FUNDS - 6.27%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 1.86%(b)	3,783,250	$3,783,250
Total Money Market Funds (Cost $3,783,250)		3,783,250

Total Investments — 99.54% (Cost $58,227,342)		60,014,962

Other Assets in Excess of Liabilities — 0.46%		279,497

NET ASSETS — 100.00%		$60,294,459

(a)	Shares held are less than 0.5.
(b)	Rate disclosed is the seven day effective yield as of August 31, 2018.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	9

Hedeker Strategic Appreciation Fund
Statement of Assets and Liabilities

August 31, 2018

Assets
Investments in securities at fair value (cost $58,227,342)	$60,014,962
Dividends and interest receivable	362,521
Prepaid expenses	3,072
Total Assets	60,380,555
Liabilities
Payable to Adviser	50,630
Payable to Administrator	9,255
Payable to auditors	20,500
Other accrued expenses	5,711
Total Liabilities	86,096
Net Assets	$60,294,459
Net Assets consist of:
Paid-in capital	$58,438,152
Accumulated net investment income	143,662
Accumulated net realized loss from investments	(74,935)
Net unrealized appreciation on investments	1,787,580
Net Assets	$60,294,459
Shares outstanding (unlimited number of shares authorized, no par value)	2,321,542
Net asset value, offering and redemption price per share	$25.97

10	See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund
Statement of Operations

For the Year Ended August 31, 2018

Investment Income
Dividend income	$328,849
Interest income (net of foreign taxes withheld of $7,996)	1,320,807
Total investment income	1,649,656
Expenses
Investment Adviser	551,841
Administration	55,013
Fund accounting	33,902
Audit and tax preparation	30,850
Legal	30,411
Pricing	14,653
Trustee	12,057
Transfer agent	12,000
Report printing	10,456
Offering	7,233
Custodian	6,834
Compliance services	5,823
Registration	4,610
Miscellaneous	17,304
Net operating expenses	792,987
Net investment income	856,669
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	344,880
Net realized loss on foreign currency translations	(9,931)
Net change in unrealized appreciation of investment securities and foreign currency translations	2,105,177
Net realized and change in unrealized gain on investments	2,440,126
Net increase in net assets resulting from operations	$3,296,795

See accompanying notes which are an integral part of these financial statements.	11

Hedeker Strategic Appreciation Fund
Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Period Ended August 31, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$856,669	$144,861
Net realized gain on investment securities transactions and foreign currency translations	334,949	803,809
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency translations	2,105,177	(317,597)
Net increase in net assets resulting from operations	3,296,795	631,073
Distributions From:
Net investment income	(1,407,245)	(28,007)
Net realized gains	(636,309)	—
Total Distributions	(2,043,554)	(28,007)
Capital Transactions - Institutional Shares
Proceeds from shares sold	9,668,950	53,634,047
Reinvestment of distributions	2,043,554	28,007
Amount paid for shares redeemed	(3,291,991)	(3,644,415)
Net increase in net assets resulting from capital transactions	8,420,513	50,017,639
Total Increase in Net Assets	9,673,754	50,620,705
Net Assets
Beginning of period	50,620,705	—
End of period	$60,294,459	$50,620,705
Accumulated net investment income	$143,662	$122,392
Share Transactions - Institutional Shares
Shares sold	381,318	2,130,213
Shares issued in reinvestment of distributions	82,089	1,093
Shares redeemed	(129,091)	(144,080)
Net increase in shares	334,316	1,987,226

(a)	For the period December 21, 2016 (commencement of operations) to August 31, 2017.

12	See accompanying notes which are an integral part of these financial statements.

Hedeker Strategic Appreciation Fund - Institutional Shares Financial Highlights Selected data for a share outstanding throughout each period.

	For the Year Ended August 31, 2018	For the Period Ended August 31, 2017(a)
Net asset value, at beginning of period	$25.47	$25.00

Income from investment operations:
Net investment income	0.41	0.07
Net realized and unrealized gain on investments	1.06	0.41
Total from investment operations	1.47	0.48

Distributions from:
Net investment income	(0.66)	(0.01)
Net realized gains	(0.31)	—
Total from distributions	(0.97)	(0.01)

Net asset value, at end of period	$25.97	$25.47

Total Return (b)	5.94%	1.94	%(c)

Ratios/Supplemental Data:
Net assets at end of period (thousands)	$60,294	$50,621
Ratio of expenses to average net assets	1.44%	1.56	%(d)
Ratio of net investment income to average net assets	1.55%	0.49	%(d)
Portfolio turnover	163%	113	%(c)

(a)	For the period December 21, 2016 (commencement of operations) through August 31, 2017.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.	13

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements

August 31, 2018

NOTE 1. ORGANIZATION

The Hedeker Strategic Appreciation Fund (the “Fund”) was organized as a non-diversified series of Capitol Series Trust (the “Trust”) on December 15, 2016. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Hedeker Wealth LLC (the “Adviser”). The investment objective of the Fund is to seek superior risk-adjusted returns over a market cycle.

The Fund currently offers one class of shares, Institutional Shares. The Fund commenced operations on December 21, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes – The Fund makes no provision for federal income tax or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute

14

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (continued)

August 31, 2018

sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the 2016 tax year end and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2018, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders at least once a year. Distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on

15

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (continued)

August 31, 2018

net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended August 31, 2018, the Fund made the following reclassifications of net assets, which was due to foreign currency reclassifications, deemed taxable dividends, and interest adjustments on complex securities:

Paid-in Capital	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
$—	$571,846	$(571,846)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds and exchange-traded notes, traded on a securities exchange at the last reported sales price on

16

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (continued)

August 31, 2018

the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of various officers of the Trust, various employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Valuation Procedures, the Pricing Review Committee in making its recommendations are required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Valuation Procedures would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings;(ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$49,438,659	$—	$49,438,659
Common Stocks	2	—	—	2
Convertible Preferred Notes	—	721,967	—	721,967
Convertible Preferred Stocks	4,244,964	—	—	4,244,964
Preferred Stocks	1,064,000	—	—	1,064,000
Exchange-Traded Funds	762,120	—	—	762,120
Money Market Funds	3,783,250	—	—	3,783,250
Total	$9,854,336	$50,160,626	$—	$60,014,962

17

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (continued)

August 31, 2018

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. Transfers from Level 1 to Level 2 represent securities which were valued using close prices at the beginning of the period but did not have close prices available at August 31, 2018 due to lack of trading activity. The following is a summary of the transfer between Level 1 and Level 2 of the fair value hierarchy as of August 31, 2018 based on input levels assigned at August 31, 2017:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Convertible Preferred Notes	$721,967	$—

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2018, the Adviser earned fees of $551,841 from the Fund. At August 31, 2018, the Fund owed the Adviser $50,630.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 1.75% of the Fund’s Institutional Shares average daily net assets through December 31, 2018 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended August 31, 2018, the Administrator earned fees of $55,013 for administration services, $5,823 for compliance services, $33,902 for fund accounting services, and $12,000 for transfer agent services. At August 31, 2018, the Fund owed the Administrator $9,255 for such services.

18

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (continued)

August 31, 2018

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. Prior to July 1, 2018, each Trustee received $20,000 annual compensation from the Trust. Prior to January 1, 2018, each Trustee received $15,000 annual compensation from the Trust, each Committee Chairperson received an additional annual compensation of $1,000 from the Trust, and Independent Trustees also received $1,000 for attending each special in-person meeting and up to $1,000 for attending special telephonic meetings, depending on the length of the telephonic meeting.

The officers and one Trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of Ultimus Fund Solutions, LLC.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2018, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	$90,462,072
Sales	$86,163,388

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2018.

NOTE 6. FEDERAL TAX INFORMATION

As of August 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$2,586,348
Gross Unrealized (Depreciation)	(1,173,389)
Net Unrealized Appreciation on Investments	$1,412,959

At August 31, 2018, the aggregate cost of securities for federal income tax purposes was $58,602,003 for the Fund.

19

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (continued)

August 31, 2018

The tax characterization of distributions for the fiscal years ended August 31, 2018 and 2017, were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,043,554	$28,007

At August 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Undistributed Ordinary Income	$448,727
Accumulated Capital and Other Losses	(5,339)
Unrealized Appreciation (Depreciation) on investments (a)	1,412,959
Unrealized Appreciation (Depreciation) on foreign currency translations	(40)
Total Accumulated Earnings (Deficit)	$1,856,307

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash sales, interest accruals on complex securities and deemed dividends from convertible bonds.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended August 31, 2018, the Fund deferred post October capital losses in the amount of $5,339.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions from August 31, 2018 through the date these financial statements were issued that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Funds’ financial statements.

20

Hedeker Strategic Appreciation Fund
Notes to the Financial Statements (continued)

August 31, 2018

NOTE 9. Shareholder Meeting Results (Unaudited)

On June 19, 2018, a special meeting of shareholders of the Trust was held for the purpose of voting on the election of four Trustees to serve on the Board of Trustees. Below are the voting results from the special meeting.

	For	Withhold	% of Total Voted in Favor
John C. Davis	35,759,555	385,270	98.93%
Janet S. Meeks	35,772,739	372,086	98.97%
Lori A. Kaiser	35,775,501	369,324	98.98%
Robert G. Dorsey	35,597,330	547,495	98.49%

The shareholders voted in favor of the proposal to approve four Trustees to serve on the Board of Trustees. Mr. Davis, Ms. Meeks and Ms. Kaiser were each elected as Independent Trustees and began their service to the Trust effective July 1, 2018. Mr. Dorsey was elected as Interested Trustee at the meeting.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Hedeker Strategic Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hedeker Strategic Appreciation Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2018 and the period December 21, 2016 (commencement of operations) through August 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended August 31, 2018 and the period December 21, 2016 (commencement of operations) through August 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Grandview Heights, Ohio
October 25, 2018

22

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the fee imposed on sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Hedeker Strategic Appreciation Fund
Institutional Shares	Actual	$ 1,000.00	$ 1,051.60	$ 7.48	1.45%

	Hypothetical(b)	$ 1,000.00	$ 1,017.91	$ 7.36	1.45%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical Assumes a 5% return before expenses.

23

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 12% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2018 ordinary income dividends, 12% qualifies for the corporate dividends received deduction.

24

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 10 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey* Age: 61 TRUSTEE Began Serving: March 2017

Principal Occupation(s): Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for the FINRA-regulated broker-dealer entities (1999 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): President of Ultimus Fund Distributors, LLC (1999 to 2018); President of Ultimus Managers Trust (February 2012 to October 2013).

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Age: 66 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Consultant (government services) since May 2011. Consultant, Board of Trustees of Ultimus Managers Trust (since 2016).

Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Former Trustee of Ultimus Managers Trust (2012-2016).

25

Trustees and Officers (Unaudited) (continued)

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 73 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present); Board member, Boys & Girls Club of Coachella Valley (April 2018 to present); Board member, Axxia Pharmaceutical (January 2015 to present).

Previous Position(s): Chief Financial Officer, East West Private, LLC (consulting firm) (2009 to 2013).

Lori Kaiser Age: 55 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Age: 63 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel Health System (2004-2015).

Mary M. Morrow Age: 60 TRUSTEE Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Dignity Health Managed Services Organization (October 2018 to present).

Previous Position(s): Independent Consultant (managed care services (April 2018 to October 2018); Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to April 2018); Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

26

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 42 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018); Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 38 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); and Assistant Treasurer, Unified Series Trust (2011 to August 2014).

27

Trustees and Officers (Unaudited) (continued)

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Brandon Kipp Age: 35 CHIEF COMPLIANCE OFFICER Began Serving: October 2017

Principal Occupation(s): Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017) and Chief Compliance Officer, Valued Advisers Trust (since October 2017).

Previous Position(s): Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

Matthew J. Beck Age: 30 SECRETARY Began Serving: September 2018

Principal Occupation(s): Senior Attorney, Ultimus Fund Solutions, LLC (since May 2018) and Secretary, Ultimus Managers Trust (since July 2018).

Previous Position(s): Chief Compliance Officer, OBP Capital, LLC (May 2015 to May 2018); Secretary, Aspiration Funds (March 2015 to May 2018); Secretary, Starboard Investment Trust (September 2014 to May 2018); Secretary, Leeward Investment Trust (September 2014 to May 2018); Secretary, Hillman Capital Management Investment Trust (September 2014 to May 2018); Secretary, Spinnaker ETF Series (September 2014 to May 2018); Vice President and General Counsel, The Nottingham Company (July 2014 to May 2018).

Stephen L. Preston Age: 52 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC from June 2011 to present.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 657-4450 to request a copy of the SAI or to make shareholder inquiries.

28

FACTS	WHAT DOES CAPITOL SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transactions, transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capitol Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capitol Series Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-800-657-4450

29

Who we are
Who is providing this notice?	Capitol Series Trust
What we do
How does Capitol Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Capitol Series Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Capitol Series Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Capitol Series Trust doesn’t jointly market financial products or services to you.

30

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PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 657-4450 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm

Mary M. Morrow

John C. Davis

Lori Kaiser

Janet Smith Meeks

Robert G. Dorsey

OFFICERS

Matthew J. Miller, Chief Executive Officer/President

Zachary P. Richmond, Chief Financial Officer/Treasurer

Brandon R. Kipp, Chief Compliance Officer

INVESTMENT ADVISER

Hedeker Wealth LLC

One Overlook Point, Suite 610

Lincolnshire, IL 60069

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

800 Yard Street, Suite 500

Grandview Heights, OH 43212

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Meritage
PORTFOLIO MANAGEMENT

Where discipline meets common sense.

Annual Report

August 31, 2018

Meritage Growth Equity Fund MPGEX/MPGIX

Meritage Value Equity Fund MVEBX

Meritage Yield-Focus Equity Fund MPYEX/MPYIX

855-261-0104 | **www.meritageportfoliofunds.com** | 7500 College Blvd., Suite 1212, Overland Park, KS 66210

MESSAGE FROM THE CHIEF INVESTMENT OFFICER – (Unaudited)

At Meritage, we are value-driven investors. We buy stock in businesses when they i) score well in our comprehensive stock-ranking process (universe is global, all-cap and about 6,500 securities), and ii) are selling for less than we believe they are worth. Our value discipline is intended to provide a margin of safety and is one of our primary risk management tools, along with managing position sizes and diversification.

Dear Fellow Shareholders:

During the six months ended August 31, 2018, since our semi-annual report of February 28, 2018, the broad equity market as represented by the S&P 500 was up 8.0%. For the fiscal year ended August 31, 2018, the S&P was up 19.7%.

As mentioned in our semi-annual report, a policy agenda that includes lower corporate and individual tax rates, a rollback in business regulation, infrastructure spending and the repatriation of foreign corporate earnings back to the U.S. have been enthusiastically embraced by the stock market. For the most part, the markets have held up reasonably well as the Administration has laid out its objectives regarding trade. Current market levels at close to all-time highs imply that an all-out trade war with China is an unlikely outcome. However, the rhetoric around trade policy has ramped up and is causing increased angst among investors, as is potential pressure on corporate profit margins coming from wage increases and tighter monetary conditions.

As always, we attribute our bottom-up value-centric security selection process for generating our strong long-term returns. We continue to refine and improve this process of rigorously searching for attractive mispriced securities, among all capitalization sizes and geographies throughout the world. Our investment focus leads us to be a little more cautious in our security selection given the market cycle extended run, with an eye for higher quality and more domestic exposure in portfolios.

We explore this topic further in the following pages. A specific discussion of each Fund and its performance is included in Management’s Discussion of Fund Performance.

Thank you for your continued trust in us as stewards of your capital. As previously mentioned we have our own money invested alongside yours in each of our funds, and we remain committed to delivering attractive risk-adjusted returns over full market cycles.

Sincerely,

Mark Eveans, CFA
President and Chief Investment Officer

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

Meritage Growth Equity Fund

For the fiscal year ended August 31, 2018, the Meritage Growth Equity Fund Institutional Class and Investor Class returned 24.2% and 23.8%, respectively. These returns were better than those provided by the broad equity market (as represented by the S&P 500) but trailed the Fund’s primary benchmark, the Russell 1000 Growth Index, which returned 27.2%, and the Lipper Large Cap Growth Index, which returned 25.4% during the same time frame.

For the six months ended August 31, 2018, which is the period since our semi-annual report, the Meritage Growth Equity Fund Institutional Class and Investor Class returned 10.8% and 10.6%, respectively. These returns lagged the Russell 1000 Growth Index benchmark which returned 11.7% during the same time frame, but were better than the Lipper Large Cap Growth Index return of 10.4%.

Consumer Discretionary, Information Technology and Health Care sectors were the best performing sectors for the fiscal year ended August 31, 2018. From an attribution standpoint, the Fund’s relative performance over the course of the last 12 months was helped by strong security selection in the Information Technology, Health Care and Consumer Discretionary sectors. Stock selection in the Industrials sector and modest cash balances held back relative performance.

Regarding specific issues, the strongest gainers for the year were Amazon.com, Inc., up 105.3%, Qualys, Inc., up 89.4% and Globus Medical, Inc., up 76.2%.

The poorest performers for the year were Meritor, Inc., down 23.4%, Applied Optoelectronics, Inc., down 18.6% and Momo, Inc., down 18.5%.

As a value-centric and process driven Growth manager, most sector differences as compared to the benchmark are a result of either an under or overweight of specific, bottom-up, attractively valued growth opportunities identified by our process, within that particular sector.

As noted in previous report discussions, we expect a continuation of low interest rates and below average economic growth for the world’s leading economies. We believe many investors share our view and have correspondingly been willing to pay an excessive premium for well-known growth names. This is where we part company with the crowd, however, as we expect the value discipline embedded in our growth approach to yield better results over full market cycles.

Meritage Value Equity Fund

For the fiscal year ended August 31, 2018, the Meritage Value Equity Fund Institutional Class returned 10.7%. This return lagged both the Russell 1000 Value Index benchmark which returned 12.5% and the Lipper Large Cap Value Index return of 14.8% during the same time frame.

For the six months ended August 31, 2018, which is the period since our semi-annual report, the Meritage Value Equity Fund Institutional Class returned 4.7%. This return trailed slightly the Russell 1000 Value Index benchmark which returned 4.9% during the same time frame, as well as the Lipper Large Cap Value Index return of 5.3%.

For fiscal year ended August 31, 2018, the best performing sectors were Energy, Consumer Discretionary and Industrials. From an attribution standpoint, the Fund’s overweight in the Health Care and Information Technology sectors, coupled with an underweights in the Telecommunication and Consumer Staples sectors were positive factors. Superior stock selection in the Industrials and Consumer Discretionary sectors were significant positive factors. An underweight in the Energy sector along with under-performing security selections in the Financials and Information Technology sectors held back the Fund returns.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Regarding individual issues, the strongest gainers for the year were WNS Holdings LTD, up 48.1%, Ross Stores, Inc., up 46.2%, and Adtalem Global Education, Inc., up 39.9%.

The poorest performers for the year were Celgene Corporation, down 25.1%, Briggs & Stratton Corporation, down 25.0% and Unum Group, down 20.2%.

As a value-centric and process driven manager, most sector differences as compared to the benchmark are the result of either an under or overweight of specific bottom-up valuation opportunities identified by our process.

We expect a continuation of low interest rates and below average economic growth for the world’s leading economies. We believe many investors share our view and have correspondingly been willing to pay a premium for well-known stocks. This is where we part company with the crowd, however, as we expect the discipline embedded in our value approach will yield better results over full market cycles.

Meritage Yield-Focus Equity Fund

For the fiscal year ended August 31, 2018, the Meritage Yield-Focus Equity Fund Institutional Class and Investor Class returned 12.4% and 12.1%, respectively. The Zacks Multi-Asset Income Index has specific asset structure and distinguished dividend yield characteristics similar to the Fund. The Russell 3000 Value Index is a long-term general purpose value-centric benchmark without specificity regarding the Fund’s distinct yield-focus style. The Fund’s returns trailed slightly the 12.5% return for the Zacks Multi-Asset Income Index and the 13.0% total return for the Russell 3000 Value Index during the same time.

For the six months ended August 31, 2018, which is the period since our Semi-Annual Report, the Meritage Yield-Focus Equity Fund Institutional Class and Investor Class returned 7.9% and 7.8% respectively. These returns significantly exceeded the Zacks Multi-Asset Index which returned 6.5% and the Russell 3000 Value Index, which returned 5.5% during the same time frame.

A founding premise of the Yield-Focus Equity Fund is to earn 50–75% of the expected long-term equity return in the form of cash dividends and distributions. The strategy invests in six key types of equity asset classes – common stocks, master limited partnerships, other limited partnerships, real estate investment trusts, business development companies, convertible preferred stocks and, in rare situations, straight preferred stocks. The Meritage comprehensive security selection process searches globally for attractive yield franchises.

Regarding equity asset class performance for the fiscal year ended August 31, 2018, Limited Partnerships and MLPs were the strongest relative performers. Business Development Companies and convertible preferred stocks had the lowest absolute returns. The best performing sectors were Energy, Information Technology and Consumer Discretionary while strong stock selection helped relative performance in the Telecommunication, Utilities and Consumer Discretionary sectors. Performance was hurt by less favorable stock selection in the Consumer Staples and Real Estate sectors.

In terms of specific issues, the strongest performers for the year were Valero Energy Corporation, up 81.4%, Target Corporation, up 66.2% and DSW Inc., up 62.7%.

The poorest performers for the year were Philip Morris International Inc., down 30.3%, CBL & Associates Properties Inc., down 29.1% and Invesco Ltd., down 23.5%.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns as of August 31, 2018 (a)
Fund/Index	1 Year	3 Year	Since Inception (12/23/13)
Meritage Growth Equity Fund – Institutional Class	24.18%	18.14%	14.22%
Meritage Growth Equity Fund – Investor Class	23.78%	17.83%	13.91%
Russell 1000 Growth Index (b)	27.23%	19.33%	15.59%

	Expense Ratios (c)
	Institutional Class	Investor Class
Gross	1.59%	1.84%
With Applicable Waivers	1.04%	1.29%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
(b)	The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
(c)	The expense ratios are from the Fund’s most recent prospectus dated June 4, 2018. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2019, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2018 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Meritage Growth Equity Fund Institutional Class $186,675
Russell 1000 Growth Index $197,432
Inception Date 12/23/13
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
Dec-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
Aug-15
Nov-15
Feb-16
May-16
Aug-16
Nov-16
Feb-17
May-17
Aug-17
Nov-17
Feb-18
May-18
Aug-18

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2018. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns as of August 31, 2018 (a)
Fund/Index	1 Year	3 Year	Since Inception (12/23/13)
Meritage Value Equity Fund – Institutional Class	10.70%	8.54%	7.75%
Russell 1000 Value Index (b)	12.47%	12.32%	9.55%

	Expense Ratios (c)
	Institutional Class
Gross	1.73%
With Applicable Waivers	1.04%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
(b)	The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
(c)	The expense ratios are from the Fund’s most recent prospectus dated June 4, 2018. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2019, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2018 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Meritage Value Equity Fund Institutional Class $141,971
Russell 1000 Value Index $153,446
Inception Date 12/23/13
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
Dec-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
Aug-15
Nov-15
Feb-16
May-16
Aug-16
Nov-16
Feb-17
May-17
Aug-17
Nov-17
Feb-18
May-18
Aug-18

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2018. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns as of August 31, 2018 (a)
Fund/Index	1 Year	3 Year	Since Inception (12/23/13)
Meritage Yield-Focus Equity Fund – Institutional Class	12.40%	9.91%	5.89%
Meritage Yield-Focus Equity Fund – Investor Class	12.09%	9.78%	5.70%
Zacks Multi-Asset Income Index TR(b)	12.50%	10.04%	3.85%
Russell 3000 Value Index(c)	13.04%	12.58%	9.53%

	Expense Ratios (d)
	Institutional Class	Investor Class
Gross	1.81%	2.06%
With Applicable Waivers	1.33%	1.58%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
(b)	Effective December 14, 2017 for performance reflected in this prospectus, the Yield-Focus Equity Fund’s benchmark was updated from the Russell 3000 Value Index to the Zacks Multi-Asset Income Index based on the Adviser’s determination that the Zacks Multi-Asset Income Index more closely aligns with the investment strategy of the Fund. The Trust’s Board approved this change to the Fund’s benchmark in December 2017.
The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts, MLPs, closed end funds, Canadian royalty trusts and traditional preferred stocks. Individuals cannot invest directly in an index.
(c)	The Russell 3000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
(d)	The expense ratios are from the Fund’s most recent prospectus dated June 4, 2018. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2019, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2018 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Comparison of the Growth of a $100,000 Investment in the Meritage Yield-Focus Equity Fund Institutional Class, Russell 3000 Value Index and the Zacks Multi-Asset Income Index (Unaudited)

$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
Meritage Yield-Focus Equity Fund Institutional Class $130,822
Russell 3000 Value Index $153,334
Zacks Multi-Asset Income Index TR $120,407
Inception Date 12/23/13
Dec-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
Aug-15
Nov-15
Feb-16
May-16
Aug-16
Nov-16
Feb-17
May-17
Aug-17
Nov-17
Feb-18
May-18
Aug-18

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2018. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the Index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts, MLPs, closed end funds, Canadian royalty trusts and traditional preferred stocks. Individuals cannot invest directly in an Index.

The Russell 3000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

The investment objective of the Meritage Growth Equity Fund is to seek growth of capital.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Value Equity Fund is to seek growth of capital. Income is a secondary objective.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Funds will file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available at the SEC’s website at www.sec.gov. The Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MERITAGE GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS

August 31, 2018

COMMON STOCKS — 93.56%	Shares	Fair Value
Consumer Discretionary — 17.39%
Amazon.com, Inc.(a)	875	$1,761,121
Best Buy Company, Inc.	5,000	397,800
Home Depot, Inc. (The)	6,080	1,220,681
Nordstrom, Inc.	8,430	529,826
O'Reilly Automotive, Inc.(a)	1,228	411,896
Sony Corporation - ADR	7,760	441,001
Urban Outfitters, Inc.(a)	6,050	281,204
Walt Disney Company (The)	2,640	295,733
		5,339,262
Consumer Staples — 2.42%
Monster Beverage Corporation(a)	5,400	328,806
National Beverage Corporation(a)	3,515	414,208
		743,014
Financials — 3.56%
BlackRock, Inc.	735	352,109
Green Dot Corporation, Class A(a)	3,520	301,558
S&P Global, Inc.	2,123	439,568
		1,093,235
Health Care — 13.55%
Amgen, Inc.	2,456	490,733
Centene Corporation(a)	3,910	572,737
Express Scripts Holding Company(a)	5,730	504,355
Globus Medical, Inc., Class A(a)	8,900	474,103
Innoviva, Inc.(a)	16,130	234,208
Intuitive Surgical, Inc.(a)	1,119	626,640
Johnson & Johnson	3,382	455,521
Mettler-Toledo International, Inc.(a)	731	427,240
WellCare Health Plans, Inc.(a)	1,239	374,884
		4,160,421
Industrials — 10.29%
AMETEK, Inc.	5,365	412,890
Deluxe Corporation	6,265	371,013
Fortive Corporation	4,300	361,114
Graco, Inc.	7,510	353,045
Ingersoll-Rand plc	3,460	350,463
Meritor, Inc.(a)	14,075	304,865
Nordson Corporation	2,795	388,561
Sensata Technologies Holding plc(a)	11,695	619,251
		3,161,202
Information Technology — 44.70%
Adobe Systems, Inc.(a)	1,844	485,912
Alphabet, Inc., Class A(a)	1,088	1,340,197
Apple, Inc.	9,471	2,155,884

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2018

COMMON STOCKS — 93.56% – continued	Shares	Fair Value
Information Technology — 44.70% – continued
Facebook, Inc., Class A(a)	1,570	$275,896
Fiserv, Inc.(a)	9,030	723,032
Fortinet, Inc.(a)	7,295	611,029
IAC/InterActiveCorp(a)	3,211	633,209
Lumentum Holdings, Inc.(a)	10,035	681,377
Mastercard, Inc., Class A	9,066	1,954,267
Microsoft Corporation	14,090	1,582,730
Novanta, Inc.(a)	5,245	401,767
Orbotech Limited(a)	5,520	353,170
Stamps.com, Inc.(a)	1,511	375,408
Tencent Holdings Limited - ADR	6,270	270,488
Tokyo Electron Limited - ADR	7,335	311,591
Ultimate Software Group, Inc. (The)(a)	1,272	393,900
Zebra Technologies Corporation, Class A(a)	6,852	1,176,762
		13,726,619
Materials — 1.65%
Eagle Materials, Inc.	5,495	507,353
Total Common Stocks (Cost $20,673,750)		28,731,106

EXCHANGE-TRADED FUNDS — 3.23%
Consumer Staples Select Sector SPDR Fund	5,485	294,983
SPDR S&P Bank ETF	8,120	401,290
SPDR S&P Oil & Gas Exploration & Production ETF	7,000	296,381
Total Exchange-Traded Funds (Cost $886,097)		992,654

MONEY MARKET FUNDS — 2.50%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 1.84%(b)	767,467	767,467
Total Money Market Funds (Cost $767,467)		767,467
Total Investments — 99.29% (Cost $22,327,314)		30,491,227
Other Assets in Excess of Liabilities — 0.71%		216,720
NET ASSETS — 100.00%		$30,707,947

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of August 31, 2018.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

SPDR – Standard & Poor's Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS

August 31, 2018

COMMON STOCKS — 90.64%	Shares	Fair Value
Consumer Discretionary — 10.22%
Adtalem Global Education, Inc.(a)	8,490	$406,247
AutoZone, Inc.(a)	518	397,244
Dollar General Corporation	2,770	298,412
Gentex Corporation	14,780	345,556
Helen of Troy Limited(a)	3,420	406,809
		1,854,268
Energy — 12.79%
Chevron Corporation	3,225	382,034
China Petroleum & Chemical Corporation - ADR	4,885	485,128
CNOOC Limited - ADR	1,803	320,411
Equinor ASA - ADR	13,595	350,343
Husky Energy, Inc.	20,315	335,401
Royal Dutch Shell PLC, Class A - ADR	6,850	446,826
		2,320,143
Financials — 18.02%
Athene Holding Limited, Class A(a)	5,715	283,807
Discover Financial Services	4,730	369,508
Lincoln National Corporation	4,610	302,324
Northern Trust Corporation	3,705	398,139
Prudential Financial, Inc.	3,685	362,051
Reinsurance Group of America, Inc.	2,240	319,984
State Street Corporation	5,030	437,158
Synchrony Financial	11,485	363,730
Torchmark Corporation	4,927	433,182
		3,269,883
Health Care — 16.69%
Aetna, Inc.	1,700	340,459
Anthem, Inc.	1,130	299,145
Biogen, Inc.(a)	1,044	369,044
Bristol-Myers Squibb Company	7,220	437,171
Cigna Corporation	2,210	416,231
Emergent BioSolutions, Inc.(a)	6,340	393,080
PRA Health Sciences, Inc.(a)	3,910	412,896
UnitedHealth Group, Inc.	1,342	360,273
		3,028,299
Industrials — 9.40%
Acuity Brands, Inc.	2,590	395,855
CSX Corporation	4,720	350,035
Herman Miller, Inc.	7,240	277,292
Regal-Beloit Corporation	4,145	346,937
Spirit AeroSystems Holdings, Inc., Class A	3,930	336,015
		1,706,134

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2018

COMMON STOCKS — 90.64% – continued	Shares	Fair Value
Information Technology — 15.52%
CDW Corporation	4,835	$423,353
Cognizant Technology Solutions Corporation, Class A	4,750	372,542
KLA-Tencor Corporation	3,200	371,872
Kulicke & Soffa Industries, Inc.	7,000	180,530
MAXIMUS, Inc.	5,215	346,798
Synopsys, Inc.(a)	3,595	367,193
Vishay Intertechnology, Inc.	19,320	459,816
WNS Holdings Limited - ADR(a)	5,675	294,135
		2,816,239
Materials — 1.99%
Louisiana-Pacific Corporation	12,385	361,147

Real Estate — 2.00%
Host Hotels & Resorts, Inc.	16,830	362,350

Telecommunication Services — 1.76%
Nippon Telegraph and Telephone Corporation - ADR	7,210	320,196

Utilities — 2.25%
Entergy Corporation	4,885	408,337
Total Common Stocks (Cost $13,221,096)		16,446,996

EXCHANGE-TRADED FUNDS — 7.98%
iShares Russell 1000 Value ETF	2,831	359,820
Utilities Select Sector SPDR® Fund (The)	13,275	709,814
Vanguard Real Estate ETF	4,500	378,225
Total Exchange-Traded Funds Cost ($1,372,726)		1,447,859

MONEY MARKET FUNDS — 0.99%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 1.84%(b)	179,502	179,502
Total Money Market Funds (Cost $179,502)		179,502
Total Investments — 99.61% (Cost $14,773,324)		18,074,357
Other Assets in Excess of Liabilities — 0.39%		71,051
NET ASSETS — 100.00%		$18,145,408

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of August 31, 2018.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

SPDR – Standard & Poor's Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND
SCHEDULE OF INVESTMENTS

August 31, 2018

COMMON STOCKS — 91.81%	Shares	Fair Value
Consumer Discretionary — 7.66%
DSW, Inc., Class A	14,040	$466,969
Extended Stay America, Inc.	18,070	364,653
GameStop Corporation, Class A	17,795	236,140
Garmin Limited	7,205	490,949
General Motors Company	7,240	261,002
Target Corporation	4,890	427,875
		2,247,588
Consumer Staples — 9.74%
Altria Group, Inc.	9,515	556,818
General Mills, Inc.	11,670	536,936
Imperial Brands PLC - ADR	11,670	414,752
Kimberly-Clark Corporation	4,120	476,025
Philip Morris International, Inc.	6,165	480,192
Unilever PLC - ADR	6,895	392,119
		2,856,842
Energy — 12.14%
Alliance Resource Partners LP(a)	28,016	563,122
Enterprise Products Partners LP(a)	18,220	521,092
Kinder Morgan, Inc.	36,630	648,351
Plains GP Holdings LP, Class A(a)	27,345	704,953
Repsol SA - ADR	28,385	546,127
Royal Dutch Shell PLC, Class B - ADR	8,550	576,099
		3,559,744
Financials — 15.64%
AllianceBernstein Holding LP(a)	19,990	600,699
Invesco Limited	16,950	408,495
Lazard Limited, Class A(a)	9,130	439,518
MetLife, Inc.	11,670	535,536
Old Republic International Corporation	24,610	545,850
PacWest Bancorp	5,740	289,813
People's United Financial, Inc.	26,345	487,646
Power Financial Corporation	14,715	343,080
Principal Financial Group, Inc.	9,660	533,135
Solar Capital Ltd.(b)	18,605	404,659
		4,588,431
Health Care — 7.15%
AbbVie, Inc.	3,885	372,882
Merck & Company, Inc.	10,475	718,481
Pfizer, Inc.	13,595	564,464
Roche Holding AG - ADR	14,250	441,180
		2,097,007
Industrials — 2.44%
Cummins, Inc.	5,044	715,239

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2018

COMMON STOCKS — 91.81% – continued	Shares	Fair Value
Information Technology — 5.82%
HP, Inc.	12,695	$312,932
International Business Machines Corporation	5,394	790,113
QUALCOMM, Inc.	8,780	603,274
		1,706,319
Materials — 3.65%
Domtar Corporation	5,935	302,092
Norbord, Inc.	11,250	428,849
Rio Tinto PLC - ADR	7,085	340,293
		1,071,234
Real Estate — 11.06%
Medical Properties Trust, Inc.	29,465	443,448
National Health Investors, Inc.	8,445	669,267
Piedmont Office Realty Trust, Inc., Class A	23,805	472,291
Simon Property Group, Inc.	2,911	532,800
Uniti Group, Inc.	15,790	328,748
VEREIT, Inc.	60,780	475,300
Xenia Hotel & Resorts, Inc.	13,290	322,415
		3,244,269
Telecommunication Services — 6.33%
AT&T, Inc.	21,840	697,570
China Mobile Limited - ADR	10,670	512,053
Verizon Communications, Inc.	11,902	647,112
		1,856,735
Utilities — 10.18%
CenterPoint Energy, Inc.	22,435	623,469
Duke Energy Corporation	8,060	654,794
Entergy Corporation	6,970	582,622
PPL Corporation	23,130	687,887
Public Service Enterprise Group, Inc.	8,320	435,552
		2,984,324
Total Common Stocks (Cost $23,678,455)		26,927,732

CONVERTIBLE PREFERRED STOCKS — 4.23%
Industrials — 1.27%
Stanley Black & Decker, Inc., 5.38%	3,430	372,464

Information Technology — 2.96%
Belden, Inc., 6.75%	8,935	868,425
Total Convertible Preferred Stocks (Cost $1,266,110)		1,240,889

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2018

MONEY MARKET FUNDS — 3.41%	Shares	Fair Value
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 1.84%(c)	1,000,382	$1,000,382
Total Money Market Funds (Cost $1,000,382)		1,000,382
Total Investments — 99.45% (Cost $25,944,947)		29,169,003
Other Assets in Excess of Liabilities — 0.55%		160,437
NET ASSETS — 100.00%		$29,329,440

(a)	Master Limited Partnership
(b)	Business Development Company
(c)	Rate disclosed is the seven day effective yield as of August 31, 2018.

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2018

	Meritage Growth Equity Fund	Meritage Value Equity Fund	Meritage Yield- Focus Equity Fund
Assets
Investments in securities at value (cost $22,327,314, $14,773,324 and $25,944,947)	$30,491,227	$18,074,357	$29,169,003
Receivable for fund shares sold	238,699	59,950	—
Dividends receivable	27,237	25,584	143,710
Tax reclaims receivable	952	—	18,071
Prepaid Trustee	3,823	3,823	3,823
Prepaid expenses	24,492	11,603	30,760
Total Assets	30,786,430	18,175,317	29,365,367

Liabilities
Payable for investments purchased	40,972	—	—
Payable to Adviser	6,229	1,253	4,886
Accrued 12b-1 fees - Investor class	125	—	281
Payable to Administrator	7,768	4,954	7,904
Payable to audit and tax	20,950	20,950	20,950
Other accrued expenses	2,439	2,752	1,906
Total Liabilities	78,483	29,909	35,927
Net Assets	$30,707,947	$18,145,408	$29,329,440

Net Assets consist of:
Paid-in capital	20,768,029	14,000,234	28,802,642
Accumulated undistributed net investment income (loss)	—	106,308	93,498
Accumulated undistributed net realized gain (loss) from investment transactions and foreign currency translations	1,776,005	737,836	(2,790,756)
Net unrealized appreciation on investments	8,163,913	3,301,030	3,224,056
Net Assets	$30,707,947	$18,145,408	$29,329,440

Net Assets: Institutional Class	$30,388,047	$18,145,408	$28,669,672
Shares outstanding (unlimited number of shares authorized, no par value)	1,820,785	1,323,956	2,538,651
Net asset value, offering and redemption price per share	$16.69	$13.71	$11.29

Net Assets: Investor Class	$319,900		$659,768
Shares outstanding (unlimited number of shares authorized, no par value)	19,348		57,854
Net asset value, offering and redemption price per share	$16.53		$11.40

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS
STATEMENTS OF OPERATIONS

For the year ended August 31, 2018

	Meritage Growth Equity Fund	Meritage Value Equity Fund	Meritage Yield- Focus Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $1,295, $8,521 and $30,731)	$229,606	$281,570	$1,177,802
Total investment income	229,606	281,570	1,177,802

Expenses
Investment Adviser	200,685	128,548	209,119
Administration	42,255	26,847	43,591
Fund accounting	28,042	17,995	29,060
Audit and tax preparation	22,840	22,840	23,100
Transfer agent	22,433	14,318	23,442
Registration	13,487	12,935	31,105
Legal	12,666	12,666	15,966
Report printing	7,104	4,750	7,207
Trustee	6,600	6,600	6,600
Custodian	4,287	3,750	4,455
Insurance	3,898	3,701	4,584
Pricing	2,202	2,260	2,695
12b-1 fees- Investor class	733	—	1,675
Other	15,805	12,435	18,705
Total expenses	383,037	269,645	421,304
Fees contractually waived by Adviser	(114,614)	(98,202)	(140,740)
Net operating expenses	268,423	171,443	280,564
Net investment income (loss)	(38,817)	110,127	897,238

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,955,602	1,227,815	2,208,744
Net realized gain (loss) on foreign currency translations	—	(139)	495
Net change in unrealized appreciation of investment securities	3,925,755	395,681	155,018
Net realized and change in unrealized gain on investments	5,881,357	1,623,357	2,364,257
Net increase in net assets resulting from operations	$5,842,540	$1,733,484	$3,261,495

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(38,817)	$23,986
Net realized gain on investment securities transactions	1,955,602	1,852,658
Net change in unrealized appreciation (depreciation) of investment securities	3,925,755	1,792,047
Net increase in net assets resulting from operations	5,842,540	3,668,691

Distributions From:
Net investment income - Institutional Class	(10,776)	(44,491)
Net realized gains - Institutional Class	(1,718,576)	(171,541)
Net realized gains - Investor Class	(18,215)	(1,047)
Total distributions	(1,747,567)	(217,079)

Capital Transactions - Institutional Class
Proceeds from shares sold	3,425,215	4,352,696
Reinvestment of distributions	1,671,004	208,934
Amount paid for shares redeemed	(2,296,869)	(1,928,779)
Total Institutional Class	2,799,350	2,632,851

Capital Transactions - Investor Class
Proceeds from shares sold	78,167	211,276
Reinvestment of distributions	17,846	1,047
Amount paid for shares redeemed	(96,358)	(328,967)
Total Investor Class	(345)	(116,644)
Net increase in net assets resulting from capital transactions	2,799,005	2,516,207
Total Increase in Net Assets	6,893,978	5,967,819

Net Assets
Beginning of year	23,813,969	17,846,150
End of year	$30,707,947	$23,813,969
Accumulated undistributed net investment income (loss)	$—	$10,347

Share Transactions - Institutional Class
Shares sold	223,405	327,228
Shares issued in reinvestment of distributions	114,374	16,822
Shares redeemed	(152,438)	(152,144)
Total Institutional Class	185,341	191,906

Share Transactions - Investor Class
Shares sold	5,158	15,392
Shares issued in reinvestment of distributions	1,231	85
Shares redeemed	(6,382)	(26,638)
Total Investor Class	7	(11,161)
Net increase in shares outstanding	185,348	180,745

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$110,127	$92,024
Net realized gain on investment securities transactions and foreign currency translations	1,227,676	140,802
Net change in unrealized appreciation (depreciation) of investment securities	395,681	1,534,876
Net increase in net assets resulting from operations	1,733,484	1,767,702

Distributions From:
Net investment income - Institutional Class	(90,492)	(115,272)
Net investment income - Investor Class(a)	—	(67)
Total distributions	(90,492)	(115,339)

Capital Transactions - Institutional Class
Proceeds from shares sold	2,010,899	2,914,903
Reinvestment of distributions	88,422	113,051
Amount paid for shares redeemed	(1,613,843)	(2,517,719)
Total Institutional Class	485,478	510,235

Capital Transactions - Investor Class(a)
Proceeds from shares sold	—	922
Reinvestment of distributions	—	67
Amount paid for shares redeemed	—	(11,012)
Total Investor Class	—	(10,023)
Net increase in net assets resulting from capital transactions	485,478	500,212
Total Increase in Net Assets	2,128,470	2,152,575

Net Assets
Beginning of year	16,016,938	13,864,363
End of year	$18,145,408	$16,016,938
Accumulated undistributed net investment income	$106,308	$90,491

Share Transactions - Institutional Class
Shares sold	152,256	247,653
Shares issued in reinvestment of distributions	6,594	9,729
Shares redeemed	(121,701)	(222,567)
Total Institutional Class	37,149	34,815

Share Transactions - Investor Class(a)
Shares issued in reinvestment of distributions	—	6
Shares redeemed	—	(946)
Total Investor Class	—	(940)
Net increase in shares outstanding	37,149	33,875

(a)	Meritage Value Equity Fund – Investor Class liquidated on February 3, 2017.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$897,238	$1,113,120
Net realized gain on investment securities transactions and foreign currency translations	2,209,239	1,746,129
Net change in unrealized appreciation (depreciation) of investment securities	155,018	(239,221)
Net increase in net assets resulting from operations	3,261,495	2,620,028

Distributions From:
Net investment income - Institutional Class	(960,330)	(925,897)
Net investment income - Investor Class	(22,119)	(141,974)
Total distributions	(982,449)	(1,067,871)

Capital Transactions - Institutional Class
Proceeds from shares sold	2,137,663	2,700,387
Reinvestment of distributions	922,386	877,453
Amount paid for shares redeemed	(2,717,314)	(7,887,178)
Total Institutional Class	342,735	(4,309,338)

Capital Transactions - Investor Class
Proceeds from shares sold	93,361	565,477
Reinvestment of distributions	20,316	136,022
Amount paid for shares redeemed	(153,647)	(11,250,540)
Total Investor Class	(39,970)	(10,549,041)
Net increase (decrease) in net assets resulting from capital transactions	302,765	(14,858,379)
Total Increase (Decrease) in Net Assets	2,581,811	(13,306,222)

Net Assets
Beginning of year	26,747,629	40,053,851
End of year	$29,329,440	$26,747,629
Accumulated undistributed net investment income	$93,498	$82,891

Share Transactions - Institutional Class
Shares sold	196,426	264,568
Shares issued in reinvestment of distributions	85,974	86,151
Shares redeemed	(251,925)	(775,089)
Total Institutional Class	30,475	(424,370)

Share Transactions - Investor Class
Shares sold	8,525	56,078
Shares issued in reinvestment of distributions	1,873	13,555
Shares redeemed	(13,904)	(1,081,302)
Total Investor Class	(3,506)	(1,011,669)
Net increase (decrease) in shares outstanding	26,969	(1,436,039)

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$14.39	$12.11	$11.20	$10.95	$10.00
Investment operations:
Net investment income (loss)	(0.02)	0.02	0.03	0.01	0.01
Net realized and unrealized gain on investments	3.36	2.41	1.12	0.36	0.94
Total from investment operations	3.34	2.43	1.15	0.37	0.95

Less distributions to shareholders:
From net investment income	(0.01)	(0.03)	(0.01)	(0.01)	—
From net realized gains	(1.03)	(0.12)	(0.23)	(0.11)	—
Total distributions	(1.04)	(0.15)	(0.24)	(0.12)	—
Net asset value, end of period	$16.69	$14.39	$12.11	$11.20	$10.95

Total Return (b)	24.18%	20.27%	10.41%	3.38%	9.50	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$30,388	$23,537	$17,479	$13,331	$10,642
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver	1.43%	1.55%	1.60%	1.66%	3.49	%(d)
Ratio of net investment income (loss) to average net assets	(0.14)%	0.12%	0.24%	0.08%	0.22	%(d)
Portfolio turnover rate (e)	74%	82%	73%	84%	94	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$14.30	$12.03	$11.15	$10.92	$10.00
Investment operations:
Net investment income (loss)	(0.06)	— (b)	— (b)	(0.02)	—	(b)
Net realized and unrealized gain on investments	3.32	2.39	1.11	0.37	0.92
Total from investment operations	3.26	2.39	1.11	0.35	0.92

Less distributions to shareholders:
From net investment income	—	—	—	(0.01)	—
From net realized gains	(1.03)	(0.12)	(0.23)	(0.11)	—
Total distributions	(1.03)	(0.12)	(0.23)	(0.12)	—
Net asset value, end of period	$16.53	$14.30	$12.03	$11.15	$10.92

Total Return (c)	23.78%	20.02%	10.13%	3.17%	9.20	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$320	$276	$367	$164	$136
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25	%(e)
Ratio of expenses to average net assets before waiver	1.68%	1.80%	1.85%	1.91%	3.32	%(e)
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.10)%	(0.01)%	(0.17)%	0.01	%(e)
Portfolio turnover rate (f)	74%	82%	73%	84%	94	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Amount is less than $0.01.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$12.45	$11.07	$11.00	$11.00	$10.00
Investment operations:
Net investment income	0.08	0.07	0.08	0.10	0.04
Net realized and unrealized gain on investments	1.25	1.41	0.12	0.01 (b)	0.96
Total from investment operations	1.33	1.48	0.20	0.11	1.00

Less distributions to shareholders:
From net investment income	(0.07)	(0.10)	(0.09)	(0.04)	—
From net realized gains	—	—	(0.04)	(0.07)	—
Total distributions	(0.07)	(0.10)	(0.13)	(0.11)	—
Net asset value, end of period	$13.71	$12.45	$11.07	$11.00	$11.00

Total Return (c)	10.70%	13.41%	1.85%	0.94%	10.00	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$18,145	$16,017	$13,854	$11,321	$9,673
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(e)
Ratio of expenses to average net assets before waiver	1.57%	1.69%	1.67%	1.66%	3.58	%(e)
Ratio of net investment income to average net assets	0.64%	0.60%	0.89%	0.96%	0.86	%(e)
Portfolio turnover rate (f)	88%	81%	67%	62%	50	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.41	$10.00	$9.44	$11.27	$10.00
Investment operations:
Net investment income	0.35	0.37	0.32	0.33	0.10
Net realized and unrealized gain (loss) on investments	0.92	0.40	0.56	(1.71)	1.17
Total from investment operations	1.27	0.77	0.88	(1.38)	1.27

Less distributions to shareholders:
From net investment income	(0.39)	(0.36)	(0.32)	(0.41)	—
From net realized gains	—	—	—	(0.03)	—
From return of capital	—	—	—	(0.01)	—
Total distributions	(0.39)	(0.36)	(0.32)	(0.45)	—
Net asset value, end of period	$11.29	$10.41	$10.00	$9.44	$11.27

Total Return (b)	12.40%	7.79%	9.58%	(12.56)%	12.70	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$28,670	$26,103	$29,340	$28,316	$26,436
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver	1.50%	1.48%	1.49%	1.44%	2.62	%(d)
Ratio of net investment income to average net assets	3.22%	3.49%	3.41%	3.17%	2.70	%(d)
Portfolio turnover rate (e)	73%	60%	99%	86%	63	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.51	$9.98	$9.42	$11.25	$10.00
Investment operations:
Net investment income	0.33	0.32 (b)	0.32	0.29	0.01
Net realized and unrealized gain (loss) on investments	0.92	0.46	0.54	(1.70)	1.24
Total from investment operations	1.25	0.78	0.86	(1.41)	1.25

Less distributions to shareholders:
From net investment income	(0.36)	(0.25)	(0.30)	(0.38)	—
From net realized gains	—	—	—	(0.03)	—
From return of capital	—	—	—	(0.01)	—
Total distributions	(0.36)	(0.25)	(0.30)	(0.42)	—
Net asset value, end of period	$11.40	$10.51	$9.98	$9.42	$11.25

Total Return (c)	12.09%	7.93%	9.35%	(12.85)%	12.50	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$660	$644	$10,714	$10,708	$2,627
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25	%(e)
Ratio of expenses to average net assets before waiver	1.75%	1.73%	1.74%	1.69%	2.46	%(e)
Ratio of net investment income to average net assets	2.97%	3.18%	3.17%	2.84%	2.26	%(e)
Portfolio turnover rate (f)	73%	60%	99%	86%	63	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2018

NOTE 1. ORGANIZATION

The Meritage Growth Equity Fund (the “Growth Equity Fund”), the Meritage Value Equity Fund (the “Value Equity Fund”), and the Meritage Yield-Focus Equity Fund (the “Yield-Focus Equity Fund”) (each a “Fund” and, collectively the “Funds”) were organized as a diversified series of the Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Growth Equity and Yield-Focus Equity Funds each offer two share classes, Institutional Class Shares and Investor Class Shares. As disclosed in a prospectus supplement dated February 15, 2017, the Value Equity Fund discontinued the sale of its Investor Shares, and continues to offer Institutional Shares. The Funds commenced operations on December 23, 2013. The Funds’ investment adviser is Meritage Portfolio Management, Inc. (the “Adviser”). The investment objective of the Growth Equity Fund is to seek growth of capital. The investment objective of the Value Equity Fund is to seek growth of capital. Income is a secondary objective for the Value Equity Fund. The investment objective of the Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

Each Fund’s prospectus provides a description of the investment objective, policies and strategies, along with information on the classes of shares currently being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities or accreted using the effective interest method.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis, except for Yield-Focus Fund which will normally distribute dividends on a quarterly basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effects on net assets, results of operations or net asset values per share of the Funds.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

For the year ended August 31, 2018, the Funds made the following reclassifications to increase (decrease) the components of net assets, which were due to return of capital distributions from underlying investments, dispositions of complex securities, net operating losses and nondeductible expenses:

	Paid-In Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) from Investments
Growth Equity Fund	$—	$39,246	$(39,246)
Value Equity Fund	—	(3,818)	3,818
Yield-Focus Equity Fund	(8,077)	95,818	(87,741)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In computing the net asset value (‘NAV”) of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds and convertible preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of various officers of the Trust, various employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Valuation Procedures, the Pricing Review Committee in making its recommendations is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Valuation Procedures would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before each Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2018:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Growth Equity Fund
Common Stocks	$28,731,106	$—	$—	$28,731,106
Exchange-Traded Funds	992,654	—	—	992,654
Money Market Funds	767,467	—	—	767,467
Total	$30,491,227	$—	$—	$30,491,227

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Value Equity Fund
Common Stocks	$16,446,996	$—	$—	$16,446,996
Exchange-Traded Funds	1,447,859	—	—	1,447,859
Money Market Funds	179,502	—	—	179,502
Total	$18,074,357	$—	$—	$18,074,357

Yield-Focus Equity Fund
Common Stocks	$26,584,652	$343,080	$—	$26,927,732
Convertible Preferred Stocks	—	1,240,889	—	1,240,889
Money Market Funds	1,000,382	—	—	1,000,382
Total	$27,585,034	$1,583,969	$—	$29,169,003

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. Transfers from Level 1 to Level 2 represent securities which were valued using unadjusted close prices at the beginning of the period but close prices were not available at August 31, 2018. The opposite holds true for transfers from Level 2 to Level 1. The following is a summary of the transfer between Level 1 and Level 2 of the fair value hierarchy as of August 31, 2018 based on input levels assigned at August 31, 2017 for Yield-Focus Equity Fund:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Common Stocks	$343,080	$—
Convertible Preferred Stocks	868,425	—

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Funds (the “Agreement”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of each Fund. For the fiscal year ended August 31, 2018, the Adviser earned fees of $200,685 from the Growth Equity Fund, $128,548 from the Value Equity Fund and $209,119 from the Yield-Focus Equity Fund before the waiver/reimbursement described below. At August 31, 2018, the Growth Equity Fund owed the Adviser $6,229, the Value Equity Fund owed the Adviser $1,253 and the Yield-Focus Fund owed the Adviser $4,886.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

fees and expenses) do not exceed 1.00% of each Fund’s average daily net assets through December 31, 2019 (“Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time.

As of August 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements up to the amounts of $319,175, $285,604 and $479,620 from the Growth Equity Fund, Value Equity Fund and Yield-Focus Equity Fund, respectively, no later than August 31, 2021.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Funds with non-investment related administration and compliance, fund accounting and transfer agent services. For the year ended August 31, 2018, fees incurred for administration, fund accounting and transfer agent services, and the amounts due to the Administrator at August 31, 2018 were as follows:

	Growth Equity Fund	Value Equity Fund	Yield-Focus Equity Fund
Administration	$42,255	$26,847	$43,591
Fund Accounting	28,042	17,995	29,060
Transfer Agent	22,433	14,318	23,442
Payable to Administrator	7,768	4,954	7,904

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

Prior to July 1, 2018, each Trustee received $20,000 annual compensation from the Trust. Prior to January 1, 2018, each Trustee received $15,000 annual compensation from the Trust. Each Committee Chairperson received an additional annual compensation of $1,000 from the Trust, and Independent Trustees also received $1,000 for attending each special in-person meeting and up to $1,000 for attending special telephonic meetings, depending on the length of the telephonic meeting.

The officers and one Trustee of the Trust are employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares in connection with the promotion and distribution of each Fund’s Investor Shares or the provision of personal services

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of Investor Shares, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expense”). The Funds or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the year ended August 31, 2018, Investor Shares 12b-1 expense incurred by the Growth Equity Fund was $733 and $1,675 for the Yield-Focus Equity Fund. At August 31, 2018, the Distributor was owed $125 by the Growth Equity Fund and $281 for the Yield Focus Equity Fund for Investor Shares 12b-1 expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2018, purchases and sales of investment securities, excluding short-term securities were as follows:

Fund	Purchases	Sales
Growth Equity Fund	$20,533,467	$18,929,482
Value Equity Fund	15,141,702	14,574,428
Yield-Focus Equity Fund	19,773,076	19,994,217

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2018.

NOTE 6. FEDERAL TAX INFORMATION

At August 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth Equity Fund	$22,342,789	$8,339,942	$(191,504)	$8,148,438
Value Equity Fund	14,794,618	3,374,994	(95,258)	3,279,736
Yield-Focus Equity Fund	26,086,198	3,657,986	(575,181)	3,082,805

The tax character of distributions paid during the year ended August 31, 2018 and 2017, were as follows:

2018

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Growth Equity Fund	$22,259	$1,725,308	$—	$1,747,567
Value Equity Fund	90,492	—	—	90,492
Yield-Focus Equity Fund	982,449	—	—	982,449

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2018

NOTE 6. FEDERAL TAX INFORMATION – continued

2017

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Growth Equity Fund	$44,491	$172,588	$—	$217,079
Value Equity Fund	115,339	—	—	115,339
Yield-Focus Equity Fund	1,067,872	—	—	1,067,872

At August 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

2018

	Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Growth Equity Fund	$143,008	$1,648,472	$—	$8,148,438	$9,939,918
Value Equity Fund	106,308	759,130	—	3,279,736	4,145,174
Yield-Focus Equity Fund	93,498	—	(2,649,508)	3,082,805	526,795

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of wash losses, return of capital adjustments, interest accruals on trust preferred securities and mark-to-market of passive foreign investment companies.

As of August 31, 2018, the Yield-Focus Equity Fund had available for tax purposes an unused capital loss carryforward of $2,649,508 of short-term capital losses with no expiration, which was available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. During the fiscal year ended August 31, 2018, the Value Equity Fund and Yield-Focus Equity Fund, respectively, utilized $450,714 and $4,735,987 in available capital loss carryforwards.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions from August 31, 2018 through the date these financial statements were issued that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Funds’ financial statements.

MERITAGE FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2018

NOTE 9. SHAREHOLDER MEETING RESULTS (Unaudited)

On June 19, 2018, a special meeting of shareholders of the Trust was held for the purpose of voting on the election of four Trustees to serve on the Board of Trustees. Below are the voting results from the special meeting.

	For	Withhold	% of Total Voted in Favor
John C. Davis	35,759,555	385,270	98.93%
Janet S. Meeks	35,772,739	372,086	98.97%
Lori A. Kaiser	35,775,501	369,324	98.98%
Robert G. Dorsey	35,597,330	547,495	98.49%

The shareholders voted in favor of the proposal to approve four Trustees to serve on the Board of Trustees. Mr. Davis, Ms. Meeks and Ms. Kaiser were each elected as Independent Trustees and began their service to the Trust effective July 1, 2018. Mr. Dorsey was elected as Interested Trustee at the meeting.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (collectively referred to as the “Funds”) (three of the funds constituting Capitol Series Trust (the “Trust”)), including the schedules of investments, as of August 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (three of the funds constituting Capitol Series Trust) at August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period from December 23, 2013 (commencement of operations) to August 31, 2014, the year ended August 31, 2015 and the year ended August 31, 2016 were audited by other auditors whose report dated October 26, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Grandview Heights, Ohio
October 25, 2018

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from March 1, 2018 to August 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Meritage Growth Equity Fund Institutional Class
Actual	$ 1,000.00	$ 1,108.20	$ 5.31	1.00%
Hypothetical**	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Investor Class
Actual	$ 1,000.00	$ 1,106.40	$ 6.64	1.25%
Hypothetical**	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
Meritage Value Equity Fund Institutional Class
Actual	$ 1,000.00	$ 1,047.40	$ 5.16	1.00%
Hypothetical**	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Meritage Yield-Focus Equity Fund Institutional Class
Actual	$ 1,000.00	$ 1,079.40	$ 5.24	1.00%
Hypothetical**	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Investor Class
Actual	$ 1,000.00	$ 1,078.20	$ 6.55	1.25%
Hypothetical**	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

**	Assumes 5% return before expenses.

TRUSTEES AND OFFICERS – (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 10 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey* Age: 61 TRUSTEE Began Serving: March 2017

Principal Occupation(s): Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for the FINRA-regulated broker-dealer entities (1999 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): President of Ultimus Fund Distributors, LLC (1999 to 2018); President of Ultimus Managers Trust (February 2012 to October 2013).

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Age: 66 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Consultant (government services) since May 2011. Consultant, Board of Trustees of Ultimus Managers Trust (since 2016).

Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Former Trustee of Ultimus Managers Trust (2012-2016).

Walter B. Grimm Age: 73 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present); Board member, Boys & Girls Club of Coachella Valley (April 2018 to present); Board member, Axxia Pharmaceutical (January 2015 to present).

Previous Position(s): Chief Financial Officer, East West Private, LLC (consulting firm) (2009 to 2013).

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lori Kaiser Age: 55 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Age: 63 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel Health System (2004-2015).

Mary M. Morrow Age: 60 TRUSTEE Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Dignity Health Managed Services Organization (October 2018 to present).

Previous Position(s): Independent Consultant (managed care services (April 2018 to October 2018); Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to April 2018); Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 42 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018); Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 38 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); and Assistant Treasurer, Unified Series Trust (2011 to August 2014).

Brandon Kipp Age: 35 CHIEF COMPLIANCE OFFICER Began Serving: October 2017

Principal Occupation(s): Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017) and Chief Compliance Officer, Valued Advisers Trust (since October 2017).

Previous Position(s): Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Beck Age: 30 SECRETARY Began Serving: September 2018

Principal Occupation(s): Senior Attorney, Ultimus Fund Solutions, LLC (since May 2018) and Secretary, Ultimus Managers Trust (since July 2018).

Previous Position(s): Chief Compliance Officer, OBP Capital, LLC (May 2015 to May 2018); Secretary, Aspiration Funds (March 2015 to May 2018); Secretary, Starboard Investment Trust (September 2014 to May 2018); Secretary, Leeward Investment Trust (September 2014 to May 2018); Secretary, Hillman Capital Management Investment Trust (September 2014 to May 2018); Secretary, Spinnaker ETF Series (September 2014 to May 2018); Vice President and General Counsel, The Nottingham Company (July 2014 to May 2018).

Stephen L. Preston Age: 52 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC from June 2011 to present.

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 261-0104 to request a copy of the SAI or to make shareholder inquiries.

OTHER FEDERAL TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended August 31, 2018, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Growth Equity Fund	100.00%
Value Equity Fund	100.00%
Yield-Focus Equity Fund	99.70%

For the taxable year ended August 31, 2018, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Growth Equity Fund	100.00%
Value Equity Fund	100.00%
Yield-Focus Equity Fund	79.86%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Growth Equity Fund	$1,725,308

FACTS	WHAT DOES CAPITOL SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transactions, transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capitol Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capitol Series Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-855-261-0104

Who we are
Who is providing this notice?	Capitol Series Trust
What we do
How does Capitol Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Capitol Series Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Capitol Series Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Capitol Series Trust doesn’t jointly market financial products or services to you.

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PROXY VOTING – (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 261-0104 and (2) from Funds documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Brandon R. Kipp, Chief Compliance Officer

INVESTMENT ADVISER

Meritage Portfolio Management, Inc.

7500 College Boulevard, Suite 1212

Overland Park, KS 66210

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

800 Yard Street, Suite 200

Grandview Heights, OH 43212

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

Preserver Alternative Opportunities Fund
Institutional Shares – PAOIX
Retail Shares – PAORX

Annual Report
August 31, 2018

Preserver Partners, LLC
8700 Trail Lake Drive West, Suite 105
Memphis, Tennessee 38125
(844) 838-2119 or (901) 755-4737

Dear Fellow Shareholders,

We are pleased to present the Annual Report for the Preserver Alternative Opportunities Fund (“Fund”). For the period September 1, 2017 through August 31, 2018, the Fund’s Institutional Class (PAOIX) and Retail Class (PAORX) returned 6.05% and 5.76%, respectively. These returns exceeded the Fund’s primary benchmark, the Wilshire Liquid Alternative Index return of 1.15%, and the Morningstar Multi-Alternative Category Average (a) return of 2.02%, for the same period. For the three months ended August 31, 2018, PAOIX returned 3.90% and PAORX returned 3.83%. These returns also exceeded Wilshire Liquid Alternative Index return of 0.64% and the Morningstar Multi-Alternative Category Average return of 0.81%, for the three months ended August 31, 2018.

The Fund’s outperformance, compared to the category and benchmark, was driven by its domestic equity allocation and current income. The Fund has more exposure to U.S. equities and will likely remain so until there are signs of slowing profit growth and/or an economic recession. The steadily rising U.S. equity market since April masked a big defensive rotation across sectors since late May. The strength in the U.S. dollar has been a headwind to international equities. The modest positive gains in global equity indices are entirely attributable to gains in U.S. equities.

Rising U.S. short-term interest rates contributed to negative returns in fixed coupon bonds and bond-proxy equities such as REITs, preferred stocks and utilities. We are taking a long-term perspective with these securities. In addition, the Fund held short-duration bonds across different fixed income segments. Bond yields, particularly short-term, are beginning to get interesting and will lift the overall attractiveness of related strategies such as closed-end funds, structured credit and preferred securities.

The Fund had a successful year generating attractive risk-adjusted returns and an increase in fund assets. Your long-term investment horizon and confidence in our investment philosophy is essential to the execution of our strategy. We appreciate your continued support.

Sincerely,

Floyd Tyler, Ph.D., CFA
Portfolio Manager

(a)

These funds offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocation to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

1

Investment Results (Unaudited)

Average Annual Total Returns(a) as of August 31, 2018

	One Year	Since Inception (3/1/16)
Preserver Alternative Opportunities Fund
Institutional Shares	6.05%	9.73%
Retail Shares	5.76%	9.45%
Wilshire Liquid Alternative Index (b)	1.15%	3.31%
Bloomberg Barclays U.S. Aggregate Bond Index (b)	-1.05%	1.23%

	Expense Ratios(c)
	Institutional Shares	Retail Shares
Gross	2.32%	2.57%
With Applicable Waivers	2.05%	2.30%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Preserver Alternative Opportunities Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2119.

(a)	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee waivers during the applicable period. If such fee waivers had not occurred, the quoted performance would have been lower.
(b)	The Wilshire Liquid Alternative Index measures the collective performance of the five Wilshire Liquid Alternative Strategies that make up the Wilshire Liquid Alternative Universe. The Wilshire Liquid Alternative Index is designed to provide a broad measure of the Liquid Alternative Global Macro Index, Wilshire Liquid Alternative Relative Value Index, Wilshire Liquid Alternative Multi-Strategy Index, and Wilshire Liquid Alternative Event driven Index. The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) covers the U.S. investment grade fixed rate bond market (measuring bonds with maturities of at least one year), with index components for government and corporate securities, mortgage pass through securities, and asset-backed securities. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2017. Preserver Partners, LLC (the “Adviser”), the Fund’s adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets through December 31, 2018. This expense cap agreement may be terminated by the Board of Trustees at any time. Additional information pertaining to the Fund’s expense ratios as of August 31, 2018, can be found in the financial highlights. The Institutional and Retail Shares Gross Expense Ratios and Expense Ratios with Applicable Waivers do not correlate to the corresponding ratios of expenses to average net assets included in the financial highlights section of the this annual report, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses (“AFFE”).

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (844) 838-2119. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

2

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $100,000 Investment in the Preserver Alternative
Opportunities Fund - Institutional Shares, Wilshire Liquid Alternative Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

The chart above assumes an initial investment of $100,000 made on March 1, 2016 (commencement of operations) and held through August 31, 2018. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (844) 838-2119. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

3

Portfolio Illustration (Unaudited)

August 31, 2018

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4

Preserver Alternative Opportunities Fund
Schedule of Investments

August 31, 2018

Shares		Fair Value
COMMON STOCKS — 68.53%

	Australia — 2.71%
	Consumer Discretionary — 1.99%
12,000	Aristocrat Leisure Ltd.	$272,485
5,000	Domino's Pizza Enterprises Ltd.	194,436
		466,921
	Industrials — 0.72%
32,339	Sydney Airport	167,599
	Total Australia	634,520

	Canada — 0.84%
	Real Estate — 0.84%
22,660	NorthWest Healthcare Properties Real Estate Investment Trust	196,387

	France — 1.33%
	Industrials — 1.33%
2,200	Thales SA	309,890

	Germany — 4.54%
	Consumer Discretionary — 1.60%
1,500	adidas AG	374,173

	Consumer Staples — 0.86%
1,800	Henkel AG & Company KGaA	200,894

	Industrials — 0.76%
2,600	KION Group AG	177,518

	Real Estate — 1.32%
6,120	Deutsche Wohnen SE	309,303
	Total Germany	1,061,888

	Ireland — 2.05%
	Health Care — 2.05%
2,500	Allergan plc	479,275

	Japan — 4.04%
	Consumer Discretionary — 1.35%
7,200	McDonald's Holdings Company Japan Ltd.	316,284

	Information Technology — 1.30%
5,000	Amano Corporation	104,555
350	Keyence Corporation	198,141
		302,696

See accompanying notes which are an integral part of these financial statements.	5

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2018

Shares		Fair Value
COMMON STOCKS — (continued)

	Telecommunication Services — 1.39%
3,500	SoftBank Group Corporation	$324,512
	Total Japan	943,492

	Luxembourg — 1.37%
	Consumer Discretionary — 1.37%
60,000	B&M European Value Retail S.A.	320,837

	Mexico — 1.33%
	Industrials — 1.33%
3,000	Grupo Aeroportuario del Pacifico SAB de CV - ADR	309,930

	Sweden — 1.10%
	Industrials — 1.10%
15,000	Volvo AB, B Shares	258,265

	United Arab Emirates — 1.52%
	Health Care — 1.52%
7,000	NMC Health plc	356,071

	United Kingdom — 6.37%
	Consumer Discretionary — 1.06%
3,000	WPP plc - ADR	248,400

	Financials — 1.66%
15,000	Burford Capital Ltd.	388,504

	Health Care — 1.68%
20,000	Abcam plc	393,041

	Industrials — 1.97%
15,000	Ashtead Group plc	459,283
	Total United Kingdom	1,489,228

	United States — 41.33%
	Consumer Discretionary — 4.10%
1,200	Churchill Downs, Inc.	339,120
6,000	Norwegian Cruise Line Holdings Ltd.(a)	321,660
1,000	Vail Resorts, Inc.	298,050
		958,830
	Consumer Staples — 1.33%
7,000	Coca-Cola Company (The)	311,990

6	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2018

Shares		Fair Value
COMMON STOCKS — (continued)

	Energy — 2.08%
17,000	Enterprise Products Partners LP (b) (c)	$486,200

	Financials — 5.66%
2,000	Berkshire Hathaway, Inc., Class B (a) (c)	417,440
7,000	Blackstone Group LP (The)	258,370
5,000	Progressive Corporation (The)	337,650
1,500	S&P Global, Inc.	310,575
		1,324,035
	Health Care — 3.20%
2,000	Eli Lilly & Company	211,300
2,000	UnitedHealth Group, Inc.	536,920
		748,220
	Industrials — 4.54%
5,000	Axon Enterprise, Inc.(a)	341,300
1,500	FedEx Corporation	365,925
1,000	W.W. Grainger, Inc.	354,070
		1,061,295
	Information Technology — 14.48%
2,000	Adobe Systems, Inc.(a)	527,019
400	Alphabet, Inc., Class A(a)	492,720
2,000	Apple, Inc.	455,260
2,000	Broadridge Financial Solutions, Inc.	270,280
2,000	Mastercard, Inc., Class A (c)	431,120
2,500	Microsoft Corporation	280,825
3,500	Motorola Solutions, Inc.	449,260
8,000	SS&C Technologies Holdings, Inc.	474,720
		3,381,204
	Real Estate — 4.34%
800	Equinix, Inc.	348,904
11,000	HCP, Inc.	297,330
2,000	Simon Property Group, Inc.	366,060
		1,012,294
	Utilities — 1.60%
2,200	NextEra Energy, Inc.	374,220
	Total United States	9,658,288

	Total Common Stocks (Cost $13,943,607)	16,018,071

See accompanying notes which are an integral part of these financial statements.	7

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2018

Shares		Fair Value
PREFERRED STOCKS — 6.75%

	United States — 6.75%
	Energy — 0.86%
6,000	Kinder Morgan, Inc., Series A, 9.75%	$200,460

	Financials — 3.74%
10,000	Invesco Mortgage Capital, Inc., Series A, 7.75%	253,500
11,000	New York Mortgage Trust, Inc., Series C, 7.88%	270,820
14,000	Wells Fargo & Co., Series J, 8.00%	349,440
		873,760
	Industrials — 0.97%
5,000	Stericycle, Inc., 5.25%	226,700

	Real Estate — 1.18%
11,100	Jernigan Capital, Inc., Series B, 7.00%	276,390
	Total Preferred Stocks (Cost $1,727,363)	1,577,310

CLOSED-END FUNDS — 2.31%
25,000	Eaton Vance Limited Duration Income Fund	318,000
15,000	Pioneer Diversified High Income Trust	221,850
	Total Closed-End Funds (Cost $562,735)	539,850

EXCHANGE-TRADED FUNDS — 2.09%
9,000	SPDR Bloomberg Barclays Convertible Securities ETF	489,150
	Total Exchange-Traded Funds (Cost $443,069)	489,150

Principal Amount
CONVERTIBLE CORPORATE BONDS — 0.59%

	United States — 0.59%
	Industrials — 0.59%
$120,000	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/2022	137,231
	Total Convertible Corporate Bonds (Cost $108,927)	137,231

CORPORATE BONDS — 11.29%

	United States — 11.29%
	Consumer Discretionary — 1.76%
120,000	International Game Technology plc, 5.35%, 10/15/2023	119,718
200,000	L Brands, Inc., 5.25%, 2/1/2028	172,250
120,000	Scientific Games International, Inc., 6.25%, 9/1/2020	120,000
		411,968

8	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — 1.06%
$100,000	Genesis Energy LP, 6.75%, 8/1/2022	$102,500
150,000	Range Resources Corporation, 4.88%, 5/15/2025	144,375
		246,875
	Financials — 1.70%
200,000	Citibank N.A., 2.13%, 10/20/2020	195,797
200,000	Stifel Financial Corporation, 4.25%, 7/18/2024	201,903
		397,700
	Health Care — 1.80%
150,000	Community Health Systems, Inc., 8.13%, 6/30/2024(d)	124,125
200,000	DaVita HealthCare Partners, Inc., 5.00%, 5/1/2025	190,500
100,000	Tenet Healthcare Corporation, 8.13%, 4/1/2022	106,000
		420,625
	Industrials — 1.02%
100,000	Timken Company (The), 3.88%, 9/1/2024	98,363
150,000	Triumph Group, Inc., 5.25%, 6/1/2022	141,375
		239,738
	Materials — 0.80%
200,000	AK Steel Corporation, 6.38%, 10/15/2025	187,000

	Real Estate — 1.28%
200,000	Iron Mountain, Inc., 5.75%, 8/15/2024	198,750
100,000	Senior Housing Properties Trust, 4.75%, 5/1/2024	100,069
		298,819
	Telecommunication Services — 1.45%
200,000	CenturyLink, Inc., Series D, 7.20%, 12/1/2025	197,466
150,000	T-Mobile USA, Inc., 4.75%, 2/1/2028	141,458
		338,924
	Utilities — 0.42%
100,000	Ferrellgas Partners LP, 8.63%, 6/15/2020	98,500
	Total Corporate Bonds (Cost $2,656,943)	2,640,149

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.23%
85,933	Banc of America Mortgage Securities, Inc., Series 2004-K, Class 1A2, 3.85%, 12/25/2034 (e)	83,116
53,174	Countrywide Alternative Loan Trust, Series 2003-J2, Class A1, 6.00%, 10/25/2033	55,921
46,795	Countrywide Home Loans Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1, 3.60%, 2/20/2035 (d) (e)	47,358
21,644	GSR Mortgage Loan Trust, Series 2005-5F, Class 8A3, 2.56%, 6/25/2035 (1MO LIBOR + 50bps)(f)	20,811

See accompanying notes which are an integral part of these financial statements.	9

Preserver Alternative Opportunities Fund
Schedule of Investments (continued)

August 31, 2018

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$119,190	HarborView Mortgage Loan Trust, Series 2004-07, Class 2A1, 3.75%, 11/19/2034 (e)	$120,909
167,507	Impac CMB Trust, Series 2005-08, Class 2B, 4.32%, 2/25/2036 (1MO LIBOR + 225bps)(f)	162,031
265,241	Residential Asset Mortgage Products, Inc., Series 2001-RS2, Class MII2, 3.49%, 6/25/2031 (1MO LIBOR + 142.5bps)(f)	264,646
	Total Collateralized Mortgage Obligations (Cost $708,204)	754,792

U.S. TREASURY OBLIGATIONS — 2.70%
200,000	United States Treasury Inflation Indexed Bonds, 0.38%, 7/15/2025 (e)	208,102
200,000	United States Treasury Notes, 1.13%, 2/28/2021	192,609
250,000	United States Treasury Notes, 1.63%, 2/15/2026	230,069
	Total U.S. Treasury Obligations (Cost $658,310)	630,780

ASSET-BACKED SECURITIES — 0.55%
126,311	American Airlines, Inc. Pass Through Trust - Series 2013-2, Class B, 5.60%, 1/15/2022 (d)	128,996
	Total Asset-Backed Securities (Cost $127,381)	128,996

	Total Investments — 98.04% (Cost $20,936,539)	22,916,329

	Other Assets in Excess of Liabilities — 1.96%	457,202

	NET ASSETS — 100.00%	$23,373,531

(a)	Non-income producing security.
(b)	Master Limited Partnership
(c)	All or a portion of the security is held as collateral for unsettled security transactions.
(d)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Variable or Floating Rate Security. Rate fluctuations may be used on index changes, prepayment or underlying positions and/or other variables. Rate presented is as of August 31, 2018.
(f)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2018. The benchmark on which the rate is calculated is shown parenthetically.
(g)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

SPDR – Standard & Poor’s Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

10	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Statement of Assets and Liabilities

August 31, 2018

Assets
Investments in securities at fair value (cost $20,936,539)	$22,916,329
Cash	708,690
Receivable for fund shares sold	22,508
Receivable for investments sold	73,474
Dividends and interest receivable	73,774
Tax reclaims receivable	10,324
Prepaid expenses	5,127
Total Assets	23,810,226
Liabilities
Payable for investments purchased	385,836
Payable to Adviser	14,758
Accrued 12b-1 fees - Retail shares	1,076
Payable to Administrator	7,166
Other accrued expenses	27,859
Total Liabilities	436,695
Net Assets	$23,373,531
Net Assets consist of:
Paid-in capital	$20,648,041
Accumulated undistributed net investment income	82,446
Accumulated undistributed net realized gain from investments	663,265
Net unrealized appreciation on investments	1,979,779
Net Assets	$23,373,531
Institutional Shares:
Net Assets	$20,705,213
Shares outstanding	1,728,123
Net asset value, offering and redemption price per share(a)	$11.98
Retail Shares:
Net Assets	$2,668,318
Shares outstanding	223,447
Net asset value, offering and redemption price per share(a)	$11.94

(a)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

See accompanying notes which are an integral part of these financial statements.	11

Preserver Alternative Opportunities Fund
Statement of Operations

For the Year Ended August 31, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $19,643)	$410,308
Interest income	211,771
Total investment income	622,079
Expenses
Investment Adviser	155,569
Administration	36,000
Fund accounting	30,000
Audit and tax preparation	23,750
Transfer agent	20,000
Printing	13,749
Legal	13,528
Registration	12,275
Pricing	10,051
Trustee	9,647
Custodian	7,200
12b-1 fees - Retail Shares	6,171
Miscellaneous	24,534
Total expenses	362,474
Recoupment of prior expenses waived/reimbursed by Adviser	6,725
Net operating expenses	369,199
Net investment income	252,880
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,018,122
Net realized loss on foreign currency translations	(42,557)
Net change in unrealized appreciation of investment securities and foreign currency translations	2,712
Net realized and change in unrealized gain on investments	978,277
Net increase in net assets resulting from operations	$1,231,157

12	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Statements of Changes in Net Assets

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$252,880	$232,740
Long-term capital gain dividends from investment companies	—	2,063
Net realized gain on investment securities transactions and foreign currency translations	975,565	97,105
Net change in unrealized appreciation of investment securities and foreign currency translations	2,712	1,405,573
Net increase in net assets resulting from operations	1,231,157	1,737,481
Distributions From:
Net investment income:
Institutional Shares	(227,584)	(239,216)
Retail Shares	(30,727)	(28,812)
Net realized gains:
Institutional Shares	(287,634)	(7,459)
Retail Shares	(43,012)	(995)
Total distributions	(588,957)	(276,482)
Capital Transactions – Institutional Shares
Proceeds from shares sold	5,063,761	5,835,841
Reinvestment of distributions	513,700	244,577
Amount paid for shares redeemed	(1,465,745)	(1,014,138)
Proceeds from redemption fees(a)	—	72
Total Institutional Shares	4,111,716	5,066,352
Capital Transactions – Retail Shares
Proceeds from shares sold	1,182,902	882,175
Reinvestment of distributions	73,225	29,807
Amount paid for shares redeemed	(846,215)	(630,505)
Proceeds from redemption fees(a)	106	32
Total Retail Shares	410,018	281,509
Net increase in net assets resulting from capital transactions	4,521,734	5,347,861
Total Increase in Net Assets	5,163,934	6,808,860

(a)	A 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

See accompanying notes which are an integral part of these financial statements.	13

Preserver Alternative Opportunities Fund
Statements of Changes in Net Assets (continued)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net Assets
Beginning of year	$18,209,597	$11,400,737
End of year	$23,373,531	$18,209,597
Accumulated undistributed net investment income (loss)	$82,446	$(17,172)
Share Transactions – Institutional Shares
Shares sold	434,546	535,360
Shares issued in reinvestment of distributions	44,530	23,205
Shares redeemed	(126,344)	(92,631)
Total Institutional Shares	352,732	465,934
Share Transactions – Retail Shares
Shares sold	101,517	80,710
Shares issued in reinvestment of distributions	6,360	2,828
Shares redeemed	(72,592)	(59,689)
Total Retail Shares	35,285	23,849

14	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(a)
Selected Per Share Data
Net asset value, at beginning of period	$11.65	$10.62	$10.00
Income from investment operations:
Net investment income	0.16	0.18	0.07
Net realized and unrealized gain on investments	0.53	1.08	0.55
Total from investment operations	0.69	1.26	0.62
Less distributions to shareholders from:
Net investment income	(0.16)	(0.22)	—
Net realized gains	(0.20)	(0.01)	—
Total distributions	(0.36)	(0.23)	—
Net asset value, at end of period	$11.98	$11.65	$10.62
Total Return(b)	6.05%	12.04%	6.20	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$20,705	$16,022	$9,659
Before waiver or recoupment:
Ratio of expenses to average net assets	1.72%	2.02%	2.92	%(d)
After waiver or recoupment:
Ratio of expenses to average net assets	1.75%	1.75%	1.75	%(d)
Ratio of net investment income to average net assets	1.25%	1.62%	1.44	%(d)
Portfolio turnover rate(e)	68%	72%	20	%(c)

(a)	For the period March 1, 2016 (commencement of operations) to August 31, 2016.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	15

Preserver Alternative Opportunities Fund - Retail Shares
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(a)
Selected Per Share Data
Net asset value, at beginning of period	$11.63	$10.60	$10.00
Income from investment operations:
Net investment income	0.12	0.17	0.05
Net realized and unrealized gain on investments	0.54	1.07	0.55
Total from investment operations	0.66	1.24	0.60
Less distributions to shareholders from:
Net investment income	(0.15)	(0.20)	—
Net realized gains	(0.20)	(0.01)	—
Total distributions	(0.35)	(0.21)	—
Net asset value, at end of period	$11.94	$11.63	$10.60
Total Return(b)	5.76%	11.84%	6.00	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$2,668	$2,187	$1,742
Before waiver or recoupment:
Ratio of expenses to average net assets	1.97%	2.27%	3.17	%(d)
After waiver or recoupment:
Ratio of expenses to average net assets	2.00%	2.00%	2.00	%(d)
Ratio of net investment income to average net assets	0.99%	1.38%	1.19	%(d)
Portfolio turnover rate(e)	68%	72%	20	%(c)

(a)	For the period March 1, 2016 (commencement of operations) to August 31, 2016.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

16	See accompanying notes which are an integral part of these financial statements.

Preserver Alternative Opportunities Fund
Notes to the Financial Statements

August 31, 2018

NOTE 1. ORGANIZATION

The Preserver Alternative Opportunities Fund (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on September 16, 2015. The Trust is an open end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Preserver Partners, LLC (the “Adviser”). The investment objective of the Fund is to seek current income and capital appreciation with low volatility compared to the major equity and fixed income markets.

The Fund currently offers two classes of shares, Institutional Shares and Retail Shares. The Fund commenced operations on March 1, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. Both share classes impose a 2.00% redemption fee on shares redeemed within 60 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

17

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2018

Federal Income Taxes – The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous two tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited

18

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2018

partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities purchased are amortized or accreted over the life of the respective securities using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended August 31, 2018, the Fund made the following reclassifications of net assets, which was due to foreign currency reclassifications, investments in passive foreign investment companies, and use of tax equalization:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$12,471	$105,049	$(117,520)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

19

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2018

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of various officers of the Trust, various employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

20

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2018

In accordance with the Trust’s Valuation Procedures, the Pricing Review Committee in making its recommendations is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Valuation Procedures would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2018:

	Valuation Inputs
Asset Category	Level 1	Level 2	Level 3	Total
Common Stocks	$16,018,071	$—	$—	$16,018,071
Preferred Stocks	1,577,310	—	—	1,577,310
Closed-End Funds	539,850	—	—	539,850
Exchange-Traded Funds	489,150	—	—	489,150
Convertible Corporate Bonds	—	137,231	—	137,231
Corporate Bonds	—	2,640,149	—	2,640,149
Collateralized Mortgage Obligations	—	754,792	—	754,792
U.S. Treasury Obligations	—	630,780	—	630,780
Asset-Backed Securities	—	128,996	—	128,996
Total	$18,624,381	$4,291,948	$—	$22,916,329

The Fund did not hold any investments at the end of the reporting period in which other significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of August 31, 2018 based on input levels assigned at August 31, 2017.

21

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2018, the Adviser earned fees of $155,569 from the Fund. At August 31, 2018, the Fund owed the Adviser $14,758.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; (vi) expenses incurred under a Rule 12b-1 plan of distribution; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets through December 31, 2018 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of August 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $95,265 from the Fund no later than August 31, 2021.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended August 31, 2018, the Administrator earned fees of $36,000 for administration services, $20,000 for transfer agent services, and $30,000 for fund accounting services. At August 31, 2018, the Fund owed the Administrator $7,166 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. Prior to July 1, 2018, each

22

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2018

Trustee received $20,000 annual compensation from the Trust. Prior to January 1, 2018, each Trustee received $15,000 annual compensation from the Trust, each Committee Chairperson received an additional annual compensation of $1,000 from the Trust, and Independent Trustees also received $1,000 for attending each special in-person meeting and up to $1,000 for attending special telephonic meetings, depending on the length of the telephonic meeting.

The officers and one Trustee of the Trust are employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Fund’s Retail Shares in connection with the promotion and distribution of the Fund’s Retail Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of Retail Shares, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of whether 12b-1 Expenses are actually incurred. Accordingly, the 12b-1 Expenses of the Retail Shares of the Fund may be less than fees paid out by the class under the Plan. For the fiscal year ended August 31, 2018, Retail Shares 12b-1 expense incurred by the Fund was $6,171. At August 31, 2018, the Fund owed the Distributor $1,076 for Retail Shares 12b-1 expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2018, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	$18,043,123
Sales	$13,129,775

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2018.

23

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2018

NOTE 6. FEDERAL TAX INFORMATION

As of August 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$2,507,091
Gross Unrealized Depreciation	(555,684)
Net Unrealized Appreciation on Investments	$1,951,407

At August 31, 2018, the aggregate cost of securities for federal income tax purposes was $20,964,922 for the Fund.

The tax characterization of distributions for the fiscal years ended August 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$258,311	$271,945
Long-Term Capital Gains	330,646	4,537
Total Distributions Paid	$588,957	$276,482

At August 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Undistributed Ordinary Income	$392,412
Undistributed Long-Term Capital Gains	381,682
Unrealized Appreciation (Depreciation) on investments(a)	1,951,407
Unrealized Appreciation (Depreciation) on foreign currency translations	(11)
Total Accumulated Earnings (Deficit)	$2,725,490

(a)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the mark-to-market adjustments on passive foreign investment companies, the tax treatment of return of capital adjustments and interest accruals on complex securities.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

24

Preserver Alternative Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2018

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions from August 31, 2018 through the date these financial statements were issued that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Fund’s financial statements.

NOTE 9. SHAREHOLDER MEETING RESULTS (Unaudited)

On June 19, 2018, a special meeting of shareholders of the Trust was held for the purpose of voting on the election of four Trustees to serve on the Board of Trustees. Below are the voting results from the special meeting.

	For	Withhold	% of Total Voted in Favor
John C. Davis	35,759,555	385,270	98.93%
Janet S. Meeks	35,772,739	372,086	98.97%
Lori A. Kaiser	35,775,501	369,324	98.98%
Robert G. Dorsey	35,597,330	547,495	98.49%

The shareholders voted in favor of the proposal to approve four Trustees to serve on the Board of Trustees. Mr. Davis, Ms. Meeks and Ms. Kaiser were each elected as Independent Trustees and began their service to the Trust effective July 1, 2018. Mr. Dorsey was elected as Interested Trustee at the meeting.

25

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Preserver Alternative Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Preserver Alternative Opportunities Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period from March 1, 2016 (commencement of operations) to August 31, 2016 were audited by other auditors whose report dated October 26, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles

26

Report of Independent Registered Public Accounting Firm
(Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Grandview Heights, Ohio
October 25, 2018

27

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 through August 31, 2018.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the fee imposed on sales charges and short-term redemptions. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

28

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value, March 1, 2018	Ending Account Value, August 31, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Preserver Alternative Opportunities Fund
Institutional Shares	Actual	$ 1,000.00	$ 1,041.70	$ 9.01	1.75%

	Hypothetical(b)	$ 1,000.00	$ 1,016.38	$ 8.89	1.75%

Retail Shares	Actual	$ 1,000.00	$ 1,040.10	$ 10.28	2.00%

	Hypothetical(b)	$ 1,000.00	$ 1,015.12	$ 10.16	2.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 55% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2018 ordinary income dividends, 37% qualifies for the corporate dividends received deduction.

For the fiscal year ended August 31, 2018, the Fund designated $339,546 as 20% long-term capital gain distributions.

29

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 10 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey* Age: 61 Trustee Began Serving: March 2017

Principal Occupation(s): Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for the FINRA-regulated broker-dealer entities (1999 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): President of Ultimus Fund Distributors, LLC (1999 to 2018); President of Ultimus Managers Trust (February 2012 to October 2013).

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Age: 66 Trustee Began Serving: July 2018

Principal Occupations(s): Consultant (government services) since May 2011. Consultant, Board of Trustees of Ultimus Managers Trust (since 2016).

Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Former Trustee of Ultimus Managers Trust (2012-2016).

30

Trustees and Officers (Unaudited) (continued)

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 73 Trustee and Chair Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present); Board member, Boys & Girls Club of Coachella Valley (April 2018 to present); Board member, Axxia Pharmaceutical (January 2015 to present).

Previous Position(s): Chief Financial Officer, East West Private, LLC (consulting firm) (2009 to 2013).

Lori Kaiser Age: 55 Trustee Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Age: 63 Trustee Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel Health System (2004-2015).

Mary M. Morrow Age: 60 Trustee Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Dignity Health Managed Services Organization (October 2018 to present).

Previous Position(s): Independent Consultant (managed care services (April 2018 to October 2018); Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to April 2018); Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

31

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 42 President and Chief Executive Officer Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018); Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 38 Treasurer and Chief Financial Officer Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); and Assistant Treasurer, Unified Series Trust (2011 to August 2014).

Brandon Kipp Age: 35 Chief Compliance Officer Began Serving: October 2017

Principal Occupation(s): Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017) and Chief Compliance Officer, Valued Advisers Trust (since October 2017).

Previous Position(s): Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

32

Trustees and Officers (Unaudited) (continued)

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Beck Age: 30 Secretary Began Serving: September 2018

Principal Occupation(s): Senior Attorney, Ultimus Fund Solutions, LLC (since May 2018) and Secretary, Ultimus Managers Trust (since July 2018).

Previous Position(s): Chief Compliance Officer, OBP Capital, LLC (May 2015 to May 2018); Secretary, Aspiration Funds (March 2015 to May 2018); Secretary, Starboard Investment Trust (September 2014 to May 2018); Secretary, Leeward Investment Trust (September 2014 to May 2018); Secretary, Hillman Capital Management Investment Trust (September 2014 to May 2018); Secretary, Spinnaker ETF Series (September 2014 to May 2018); Vice President and General Counsel, The Nottingham Company (July 2014 to May 2018).

Stephen L. Preston Age: 52 Anti-Money Laundering Officer Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC from June 2011 to present.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 838-2119 to request a copy of the SAI or to make shareholder inquiries.

33

Approval of Investment Advisory Agreement (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) held on June 13 - 14, 2018, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved the continuation for an additional one-year period of the Investment Advisory Agreement between the Trust and Preserver Partners, LLC (“Preserver”) (the “Investment Advisory Agreement”) with respect to the Preserver Alternative Opportunities Fund (the “Preserver Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Preserver and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Preserver, including, but not limited to: Preserver’s response to counsel’s due diligence letter requesting information relevant to renewal of the Investment Advisory Agreement; the operating expense limitation agreement currently in effect between Preserver and the Preserver Fund (the “Expense Limitation Agreement”); and Morningstar peer group expense and performance data for comparative purposes (the “Support Materials”). At various times, the Trustees reviewed the Support Materials with Preserver, Trust management, and with counsel to the Independent Trustees. The completeness of the Support Materials provided by Preserver, which included both responses and materials provided in response to initial and supplemental due diligence requests, was noted. This information, together with the information provided to and reviewed by the Board throughout the course of the prior three years, formed the primary, but not exclusive, basis for the Board’s determinations. Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms and the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees received and discussed a memorandum from such counsel delineating the legal standards governing their consideration of the renewal of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983). A representative from Preserver also met with the Trustees and provided additional information to the Trustees regarding its services to the Preserver Fund, including but not limited to, information regarding its investment philosophy, the firm’s compliance culture, the ownership structure of Preserver, Preserver’s financial condition as reflected in its financial statements, Fund expenses that Preserver subsidizes, the resources that Preserver dedicates to servicing the Preserver Fund, Preserver’s profitability with respect to the Preserver Fund, Preserver’s marketing and distribution activities and plans for the Preserver Fund, Preserver’s succession planning, Preserver’s future plans with regard to the Preserver Fund, and other benefits that Preserver derives from its relationship with the Preserver Fund, among other topics.

34

After having received and reviewed the Support Materials, as well as quarterly investment performance, compliance, operating, and distribution reports on the Preserver Fund over an extended time period, the Trustees discussed the facts and factors relevant to the continuation of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Preserver’s services to the Fund. Taking such information into account, the Board considered whether the overall arrangements between the Trust and Preserver as set forth in the Investment Advisory Agreement, including the investment advisory fees that the Preserver Fund pays to Preserver, continue to be fair and reasonable in light of the services Preserver performs, as well as such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following, with respect to the Preserver Fund: (1) the nature, extent, and quality of the services provided by Preserver with respect to the Preserver Fund; (2) the cost of the services to be provided and the profits and losses realized by Preserver from services rendered to the Trust with respect to the Preserver Fund; (3) comparative fee and expense data for the Preserver Fund and other investment companies or institutional accounts with similar investment objectives; (4) the extent to which economies of scale would be realized as the Preserver Fund grows, and whether the advisory fees for the Fund reflect such economies of scale for the Preserver Fund’s benefit; and (5) other financial benefits to Preserver resulting from services rendered to the Preserver Fund. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Preserver provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Preserver Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Preserver Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Preserver effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Preserver Fund. The Trustees also noted that Preserver performs or will perform certain distribution, marketing and compliance services for the Preserver Fund, including, but not limited to, launching a new website for the Preserver Fund, engaging a marketing consultant or hiring a new employee focused on marketing, and attending key industry seminars. The Trustees considered Preserver’s capitalization and its assets under management, noting that Preserver’s assets under management and number of accounts have both increased. The Trustees also noted that there have been net purchases in the Preserver Fund and that the Preserver Fund’s assets under management have also increased. The Trustees further considered the investment philosophy and experience of the portfolio management team. The Trustees also noted the Preserver Fund’s performance compared to its benchmark. The Trustees considered that the Preserver Fund outperformed its benchmark for the one-year period ended March 31, 2018. The Trustees also considered the

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Preserver Fund’s performance compared to its Morningstar peer group category. They noted that the Preserver Fund outperformed the median and average of its peer group for the one-year period ended March 31, 2018. The Trustees noted that the peer group comparison provided was filtered to include funds with a similar asset size to that of the Preserver Fund, and discussed the appropriateness of such a comparison. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Preserver provides to the Preserver Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Preserver Fund pays to Preserver under the Investment Advisory Agreement, as well as Preserver’s profitability from the services that it renders to the Fund. The Trustees further considered that Preserver has contractually agreed to reduce its management fees and, if necessary, reimburse the Preserver Fund for operating expenses, as specified in the Fund’s prospectus and Expense Limitation Agreement. The Trustees noted that Preserver is not yet profitable with respect to the advisory services it provides to the Preserver Fund. The Trustees also noted that, based on the pro forma profitability analysis provided by Preserver, that Preserver expects the services it provides to the Preserver Fund to be profitable in the coming year, and that such anticipated profits are reasonable.

Comparative Fee and Expense Data. The Trustees noted that Preserver charges a lower fee to the Preserver Fund than it charges to the private funds it manages. The Trustees further noted that those private funds have similar investment objectives to the Preserver Fund, but different portfolio compositions. The Trustees also observed that the Preserver Fund’s gross management fee is below the average and median management fee reported for its relevant Morningstar peer group. The Trustees also considered that the Preserver Fund’s total net expense ratio (after waivers and expense reimbursements) is above the average and median total net expense ratios (after waivers and expense reimbursements) reported for its relevant Morningstar peer group. The Trustees considered that even though the Preserver Fund’s total net expense ratio (after waivers and expense reimbursements) is above that of the median and average reported for its relevant Morningstar peer group, Preserver is not unjustly enriched. The Trustees also noted that the peer group comparisons included in the Support Materials were based upon funds in its peer group with similar net asset levels of under $25 million, and discussed the appropriateness of such comparisons. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Preserver’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Preserver Fund may benefit from any economies of scale, but did not find that any material economies exist at this time. The Trustees noted that the advisory fees charged by Preserver does not contain any fee breakpoints, but that due to the Preserver Fund’s asset size, the Board concluded that it is not necessary to consider the implementation of fee breakpoints at this time. In addition, the Board considered the fee structures of the Preserver Fund’s various service providers, noting that the Preserver Fund likely will not benefit from any economies of scale until fund assets increase. The Trustees also noted that the fact that the advisory fee charged by Preserver to the Preserver Fund is below the average and median of its peer group seems

36

to indicate that some economies of scale may already be reflected in the fee. Finally, the Trustees further noted that the investment style of the Preserver Fund may mean that economies of scale are more difficult to achieve.

Other Benefits. The Trustees considered the amount of 12b-1 fees generated by the Preserver Fund with respect to the Fund’s Retail Class, noting that such fees were small and that Preserver was subsidizing distribution and marketing activities from its own profits. The Trustees also considered the extent to which Preserver utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Preserver does not utilize soft dollar arrangements in connection with the execution of client transactions, and that affiliated brokers are not utilized to execute the portfolio transactions of the Preserver Fund. The Trustees concluded that, all things considered, Preserver will not receive material additional financial benefits from services rendered to the Preserver Fund. The Trustees also noted that Preserve does not have any affiliates that could directly or indirectly benefit from the Preserver Fund.

Based upon Preserver’s presentation to the Board and the Support Materials considered in connection with the renewal of the Investment Advisory Agreement, as well as the information provided throughout the course of the year, the Board concluded that the overall arrangements between the Trust and Preserver, as set forth in the Investment Advisory Agreement between the Trust and Preserver, are fair and reasonable in light of the services to be performed, investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

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FACTS	WHAT DOES CAPITOL SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transactions, transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capitol Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capitol Series Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-844-838-2119

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Who we are
Who is providing this notice?	Capitol Series Trust
What we do
How does Capitol Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Capitol Series Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Capitol Series Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Capitol Series Trust doesn’t jointly market financial products or services to you.

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Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (844) 838-2119 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

Mary M. Morrow

John C. Davis

Lori Kaiser

Janet Smith Meeks

Robert G. Dorsey

OFFICERS

Matthew J. Miller, Chief Executive Officer/President

Zachary P. Richmond, Chief Financial Officer/Treasurer

Brandon R. Kipp, Chief Compliance Officer

INVESTMENT ADVISER

Preserver Partners, LLC

8700 Trail Lake Drive West, Suite 105

Memphis, TN 38125

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

800 Yard Street, Suite 500

Grandview Heights, OH 43212

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Meritage Funds:	FY 2018	$46,500
	FY 2017	$46,500

Preserver Alternative Opportunities Fund:	FY 2018	$15,500
	FY 2017	$15,500

Hedeker Strategic Appreciation Fund:	FY 2018	$19,000
	FY 2017	$22,900

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Meritage Funds:	FY 2018	$5,000
	FY 2017	$0

Preserver Alternative Opportunities Fund:	FY 2018	$0
	FY 2017	$0

Hedeker Strategic Appreciation Fund:	FY 2018	$0
	FY 2017	$0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Meritage Funds:	FY 2018	$15,000
	FY 2017	$15,000

Preserver Alternative Opportunities Fund:	FY 2018	$5,000
	FY 2017	$5,000

Hedeker Strategic Appreciation Fund:	FY 2018	$5,000
	FY 2017	$7,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Meritage Funds:	FY 2018	$0
	FY 2017	$0

Preserver Alternative Opportunities Fund:	FY 2018	$0
	FY 2017	$0

Hedeker Strategic Appreciation Fund:	FY 2018	$0
	FY 2017	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	0%

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$25,000	$0
FY 2017	$27,500	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)		/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	10/25/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	10/25/2018

By (Signature and Title)		/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	10/25/2018